UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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CIFC Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CIFC CORP.

250 Park Avenue, 5th Floor
New York, New York 10177

August 3, 2011

Dear Stockholder:

        On behalf of the Board of Directors of CIFC Corp., you are cordially invited to attend the 2011 Annual Meeting of Stockholders to be held on September 15, 2011, at 10 a.m. (Eastern Daylight Time) at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166 (the "Annual Meeting").

        The attached proxy statement provides you with detailed information about the Annual Meeting. We encourage you to read the entire proxy statement carefully. You may also obtain more information about CIFC from documents we have filed with the Securities and Exchange Commission.

        We are delivering our proxy statement and annual report pursuant to the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We believe that this delivery method expedites stockholders' receipt of proxy materials and lowers the cost and environmental impact of our Annual Meeting. On or about August 4, 2011, we will mail to our stockholders a notice containing instructions on how to access our proxy materials. In addition, the notice includes instructions on how you can receive a paper copy of our proxy materials.

        You are being asked at the Annual Meeting to elect directors, approve the CIFC Corp. 2011 Stock Option and Incentive Plan, ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm and conduct any other business properly brought before the meeting.

        Whether or not you plan to attend the Annual Meeting, your vote is important, and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number, over the Internet or by completing, dating, signing and returning your proxy card, as described in the attached proxy statement and proxy card.

        Thank you in advance for your cooperation and continued support.

Sincerely,

Peter Gleysteen Chief Executive Officer

This proxy statement is dated August 3, 2011, and is first being made available to stockholders electronically via the Internet on or about August 4, 2011.

CIFC CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 15, 2011
10 a.m., Eastern Daylight Time

To the Stockholders of CIFC Corp.:

        The 2011 Annual Meeting of Stockholders will be held on September 15, 2011, at 10 a.m. (Eastern Daylight Time) at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166. The purpose of the meeting is to:

  1.
  elect eleven directors;

  2.
  approve the CIFC Corp. 2011 Stock Option and Incentive Plan;

  3.
  ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2011; and

  4.
  conduct any other business properly brought before the meeting or any adjournments or postponements thereof, if necessary or appropriate to solicit additional proxies in the event there are not sufficient votes at the annual meeting to approve the proposals described above.

        Voting is limited to stockholders of record at the close of business on July 28, 2011. A list of stockholders entitled to vote at the meeting, and any postponements or adjournments of the meeting, will be available for examination between the hours of 9:00 a.m. and 5:00 p.m. at our headquarters at 250 Park Avenue, 5th Floor, New York, New York 10177 during the ten days prior to the meeting and also at the meeting.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares via the toll-free telephone number, over the Internet or by completing, signing and dating the proxy card, as described in the attached proxy statement and proxy card. Your prompt cooperation is greatly appreciated.

By Order of the Board of Directors,

Robert A. Contreras General Counsel and Secretary

August 3, 2011

i

CIFC CORP.
250 Park Avenue, 5th Floor
New York, New York 10177

SUMMARY OF THE ANNUAL MEETING

Annual Meeting

        The 2011 Annual Meeting of Stockholders (the "Annual Meeting") of CIFC Corp. (referred to herein as the "Company," "CIFC," "we," "us" or "our" as the context requires) will be held at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, on September 15, 2011, at 10 a.m. (Eastern Daylight Time).

Agenda

        The agenda for the meeting is to:

  1.
  elect eleven directors;

  2.
  approve the CIFC Corp. 2011 Stock Option and Incentive Plan (the "2011 Stock Plan");

  3.
  ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2011; and

  4.
  conduct any other business properly brought before the meeting or any adjournments or postponements thereof, if necessary or appropriate to solicit additional proxies in the event there are not sufficient votes at the annual meeting to approve the proposals described above.

Record Date

        The date to determine stockholders entitled to notice of and to vote at the meeting is the close of business on July 28, 2011.

Notice of Electronic Availability of Proxy Statement and Annual Report

        As permitted by rules adopted by the United States Securities and Exchange Commission (the "SEC"), we are making this proxy statement and our annual report available to stockholders electronically via the Internet. On or about August 4, 2011, we will mail to most of our stockholders a notice (the "Notice") containing instructions on how to access this proxy statement, the proxy card and our annual report and to vote via the Internet. Other stockholders, in accordance with their prior requests, will receive e-mail notification of how to access our proxy materials and vote via the Internet, or will be mailed paper copies of our proxy materials and a proxy card on or about August 4, 2011.

        The Notice also contains instructions on how to request a printed copy of the proxy materials. In addition, you may elect to receive future proxy materials in printed form by mail or electronically by e-mail by following the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

        The SEC's rules permit us to deliver a single Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice and, if applicable, proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the Notice, proxy statement or annual report, contact American

Stock Transfer & Trust Company, LLC by calling (800) 937-5449 or in writing at 6201 15th Avenue, Brooklyn, New York 11219.

        In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting American Stock Transfer & Trust Company, LLC at the above telephone number or address or sending a written request to CIFC Corp., 250 Park Avenue, 5th Floor, New York, New York 10177, Attention: Investor Relations.

Proxy Solicitation

        CIFC's Board of Directors (the "Board") is soliciting your proxy to vote your shares of common stock at our Annual Meeting.

Information about Voting

        You may vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

  •
  By Internet—You can vote over the Internet at www.voteproxy.com by following the instructions on the proxy card;

  •
  By Telephone—You can vote by telephone by calling 1-800-PROXIES (1-800-776-9437) and following the instructions on the proxy card; or

  •
  By Mail—You can vote by completing, dating, signing and returning the proxy card.

        Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Daylight Time) on September 14, 2011.

        Your proxy will be voted in accordance with your instructions, so long as, in the case of a proxy card returned by mail, such card has been executed and dated. If you execute and return your proxy card by mail but provide no specific instructions in the proxy card, your shares will be voted FOR the director nominees named on the proxy card, FOR the approval of the 2011 Stock Plan and FOR the ratification of the appointment of our independent registered public accounting firm.

        We do not intend to bring any matters before the meeting except those indicated in the Notice of Annual Meeting of Stockholders and described in this proxy statement, and we do not know of any matter which anyone else intends to present for action at the meeting. If any other matters properly come before the meeting, however, the persons named in the enclosed proxy will be authorized to vote or otherwise act in accordance with their judgment.

Revoking Proxies

        You may revoke your proxy at any time before it is voted at the meeting by:

  •
  delivering to our Secretary, a signed, written revocation letter dated later than the date of your proxy;

  •
  submitting a proxy to CIFC by telephone, Internet or mail that is dated later than the date of any proxy that you previously submitted; or

  •
  attending the meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting to revoke your proxy).

 Outstanding Shares

        On the record date, July 28, 2011, there were approximately 20,255,430 shares of our common stock outstanding. Our common stock is the only class of voting securities outstanding.

Quorum

        A quorum is established when a majority of shares entitled to vote is present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes (as described below under "—Required Vote") are counted for purposes of determining whether a quorum is present.

Voting

        Each share of common stock that you hold as of the record date entitles you to one vote, without cumulation, on each matter to be voted upon at the meeting.

Required Vote

        To be elected, director nominees must receive the affirmative vote of a plurality of the votes cast (Proposal No. 1). As the number of director nominees is equal to the number of directors to be elected, the number of votes cast "for" a director must exceed the number of votes cast "against" that director. For the approval of the 2011 Stock Plan (Proposal No. 2) and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal No. 3) and any other matter that may properly come before the Annual Meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval.

        Abstentions on any matter other than the election of directors (Proposal No. 1) will not be voted but will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote on such other items (i.e., Proposal Nos. 2 and 3).

Shares Held Through a Bank, Broker or Other Nominee

        If you hold your shares in "street name" through a bank, broker or other nominee, such bank, broker or nominee will vote those shares in accordance with your instructions. To so instruct your bank, broker or nominee, you should follow the information provided to you by such entity. Without instructions from you, a bank, broker or nominee will be permitted to exercise its own voting discretion with respect to so-called routine matters (Proposal No. 3 (ratification of auditors)) but may not be permitted to exercise voting discretion with respect to non-routine matters (Proposal Nos. 1 (election of directors) and 2 (approval of the 2011 Stock Plan)). Thus, if you do not give your bank, broker or nominee specific instructions with respect to Proposal No. 3, your shares will be voted in such entity's discretion. If you do not give your bank, broker or nominee specific instructions with respect to Proposal Nos. 1 and 2, your shares will not be voted on such proposals. These shares are called "broker non-votes." Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Broker non-votes are not considered votes for or against any particular proposal and therefore will have no direct impact on any proposal. We urge you to provide your bank, broker or nominee with appropriate voting instructions so that all your shares may be voted at the meeting.

ELECTION OF DIRECTORS
(PROPOSAL NO. 1)

        The Board has nominated the individuals listed below to stand for election to the Board for a one-year term ending at the annual meeting of stockholders in 2012 or until their successors, if any, are elected or appointed. To be elected, director nominees must receive the affirmative vote of a plurality of the votes cast. As the number of director nominees is equal to the number of directors to be elected, the number of votes cast "for" a director must exceed the number of votes cast "against" that director. Unless contrary instructions are given, the shares represented by your proxy will be voted FOR the election of all director nominees.

        All of the director nominees listed below have consented to being named in this proxy statement and to serve if elected. However, if any nominee becomes unable to serve, proxy holders will have discretion and authority to vote for another nominee proposed by our Board. Alternatively, our Board may reduce the number of directors to be elected at the meeting.

Name	Age	Position
Frederick Arnold	57	Director
Samuel P. Bartlett	38	Director
Michael R. Eisenson	55	Chairman of the Board
Jason Epstein	37	Director
Peter Gleysteen	60	Director and CEO
Andrew Intrater	49	Director
Paul F. Lipari	43	Director
Robert B. Machinist	58	Director
Tim R. Palmer	53	Director
Frank C. Puleo	65	Director
Jonathan W. Trutter	53	Vice Chairman

        Biographical information relating to each of the director nominees is set forth under "Directors and Corporate Governance" and incorporated by reference herein. In addition, the Board has made the independence determination with respect to each of our directors as described under "Independence of Directors; Controlled Company Exemption."

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR NOMINEE.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR NOMINEE UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

DIRECTORS AND CORPORATE GOVERNANCE

Director Biographical Information and Qualifications

        Set forth below is a description of the business experience of each director, as well as the specific qualifications, skills and experiences considered by the Nominating and Corporate Governance Committee (the "Nominating Committee") and the Board in recommending our slate of director nominees. All director nominees listed below currently serve as our directors and are nominated for reelection to the Board for a term expiring at the annual meeting of stockholders in 2012. See "Election of Directors (Proposal No. 1)." On April 13, 2011, in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of December 21, 2010, by and among the Company, CIFC Parent Holdings LLC ("CIFC Parent Holdings"), Commercial Industrial Finance Corp., Bulls I Acquisition Corporation and Bulls II Acquisition LLC (the "Merger"), Robert Fischer, Richard Mandell, Stuart Oran, Peter Rothschild and Daniel Schrupp voluntarily resigned from our Board and are not standing for reelection at this meeting.

Frederick Arnold	Biography

Mr. Arnold has been a member of the Board since April 2011. Mr. Arnold has held a series of senior financial positions, most recently, from September 2009 to January 2011, serving as executive vice president, chief financial officer and member of the executive committee of Capmark Financial Group, Inc. Previously, he served as executive vice president of finance for Masonite Corporation from 2006 to 2007. While at Willis Group from 2000 to 2003, Mr. Arnold served as chief financial and administrative officer of Willis North America, as group chief administrative officer of Willis Group Holdings, Ltd. and as executive vice president of strategic development for Willis Group Holdings, Ltd. He also served as a member of the Willis Group executive committee while holding the latter two positions. In October 2009, while Mr. Arnold was an executive officer, Capmark Financial Group, Inc. filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Prior to these roles, Mr. Arnold spent 20 years as an investment banker, primarily at Lehman Brothers and Smith Barney, where he served as managing director and head of European corporate finance. During this time, his practice focused on originating and executing mergers and acquisitions and equity financings across a wide variety of industries and geographies. Mr. Arnold received a B.A., summa cum laude, from Amherst College, a J.D. from Yale University and an M.A. from Oxford University.
Qualifications

Mr. Arnold brings to the Board extensive business and transaction experience obtained from his investment banking career and from his leadership roles in the services, manufacturing and asset management sectors.

Samuel P. Bartlett	Biography

Mr. Bartlett has been a member of the Board since April 2011. Mr. Bartlett is a Managing Director of Charlesbank Capital Partners, LLC ("Charlesbank"), a private investment firm located in Boston, Massachusetts with an office in New York. Prior to joining Charlesbank in 1999, Mr. Bartlett was employed by Bain & Company, where he worked in the private equity and general practice areas. Mr. Bartlett is currently a director of CIFC Parent Holdings. Mr. Bartlett received a B.A., magna cum laude, from Amherst College.
Qualifications

Mr. Bartlett brings to the Board extensive business and transaction experience obtained from leadership roles in private equity investing in the oil and gas, consumer products, industrial services and financial services industries, as well as from his active involvement with, and service on various boards of directors of, privately held Charlesbank portfolio companies.
Michael R. Eisenson	Biography

Mr. Eisenson has been a member of the Board since April 2011. Mr. Eisenson is a Managing Director, the Chief Executive Officer and co-founder of Charlesbank. Prior to co-founding Charlesbank in 1998, Mr. Eisenson was the President of Harvard Private Capital Group, Charlesbank's predecessor. He began his tenure at Harvard Management Company in 1986 as managing director. Before joining Harvard Management, Mr. Eisenson was with The Boston Consulting Group, a corporate-strategy consulting firm. Mr. Eisenson is currently a member of the board of directors of BlueKnight Energy Partners and Penske Auto Group, Inc., as well as several privately held Charlesbank portfolio companies. In the previous five years, he was formerly a director of Catlin Group, Ltd., Animal Health International, Inc., Caliper Life Sciences, CCC Information Services Group, Inc., Playtex Products, Inc., Universal Technical Institute, Inc. and Xenogen Corporation. Mr. Eisenson is currently a director of CIFC Parent Holdings. Mr. Eisenson received a B.A., summa cum laude, from Williams College and an M.B.A. and J.D. from Yale University.
Qualifications

Mr. Eisenson brings to the Board extensive business, legal and transaction experience obtained from his leadership role at Charlesbank, his active involvement with various Charlesbank portfolio companies, including CIFC Parent Holdings, his prior consulting work and his public company directorship and committee experience.

Jason Epstein	Biography

Mr. Epstein has been a member of the Board since June 2010. Mr. Epstein has been a Senior Managing Partner of Columbus Nova, a private investment firm, primarily responsible for private investment activities, since 2002. In 1998, Mr. Epstein founded eLink Communications, a provider of broadband, networking and application services, and served as its Chief Executive Officer for three years, until September 2001. Before founding eLink Mr. Epstein was also an initial employee of Catalyst Health Solutions, Inc., a full-service pharmacy management company. Since June 2006, Mr. Epstein served on the Board of Directors of White Energy, Inc. In May 2009, White Energy filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Since 2008, Mr. Epstein has been a board member of Cyalume Technologies Holdings, Inc. Mr. Epstein received a B.A. from Tufts University and currently serves on the University's Board of Overseers of the School of Liberal Arts.
Qualifications

Mr. Epstein brings to the Board extensive business and transaction experience obtained from leadership roles in the telecommunications, healthcare and asset management sectors, as well as service on various boards of directors of portfolio companies.
Peter Gleysteen	Biography

Mr. Gleysteen has been a member of the Board since April 2011. Mr. Gleysteen is the Chief Executive Officer of both CIFC and CIFC Asset Management LLC, the primary operating subsidiary of the Company. Prior to founding Commercial Industrial Finance Corp. in 2005, Mr. Gleysteen was employed at JPMorgan Chase and its banking and securities subsidiaries (and at its predecessor institutions, Chase Manhattan Corp. and Chemical Banking Corp.), where he co-founded and was the executive responsible for the global loan syndications business and the corporate loan portfolio. Mr. Gleysteen was a member of Chase Manhattan's Management and Credit Committees, and co-chair of the Investment Banking Division Balance Sheet Committee. Upon the combination of Chase Manhattan Corp. and JP Morgan & Co., Mr. Gleysteen served as Chief Credit Officer of JPMorgan Chase & Co. Prior to joining what became the syndications group in Chemical Bank's Treasury Division (before the merger of Chemical Banking Corp. and Manufacturers Hanover Corp.), Mr. Gleysteen was a banker in the International Banking Division and then the Corporate Banking Division. Mr. Gleysteen joined Chemical Bank's Management & Credit Training Program in 1975. Mr. Gleysteen is currently the Chairman of the Board of Directors of CIFC Parent Holdings, is a member of the Council on Foreign Relations and is a Trustee of the Mystic Seaport Museum. Mr. Gleysteen received a B.A. from Trinity College and an M.B.A. from The University of Chicago.

Qualifications

Mr. Gleysteen brings to the Board extensive business and management experience obtained from leadership roles at JPMorgan Chase and Commercial Industrial Finance Corp. and in the banking and financial services sectors, including integration of complex businesses through acquisition or merger.
Andrew Intrater	Biography

Mr. Intrater has been a member of the Board since June 2010. Mr. Intrater has been the Chief Executive Officer of Columbus Nova since January 2000. Mr. Intrater is also a former director of Renova Management, a global leader in energy, base metals and mining industries, and also currently a member of the Executive Board of Renova Management. Columbus Nova is the U.S.-based affiliate of the Renova Group of companies, one of the largest Russian strategic investors in the metallurgical, oil, machine engineering, mining, chemical, construction, housing & utilities and financial sectors, with net assets of over $14 billion. Mr. Intrater has been a member of the Boards of Directors of HQ Sustainable Maritime Industries since 2007, Cyalume Technologies Holdings, Inc. since 2010 and Renova Media Enterprises since 2007. From March 1993 until the end of 1999, Mr. Intrater served as President and Chief Operating Officer of Oryx Technology Corp., and its predecessor, ATI, a leading manufacturer of semi-conductor testing equipment, based in Silicon Valley. From 1992 to 2009, Mr. Intrater was a member of the Board of Directors of Oryx Technology Corp., and Ethertouch, Ltd. Mr. Intrater also served as Chairman of the Board of Directors of Moscow Cablecom Corp. from 2005 to 2007. Since June 2006, Mr. Intrater served on the Board of Directors of White Energy, Inc. In May 2009, White Energy filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. Intrater received a B.S. from Rutgers University.
Qualifications

Mr. Intrater brings to the Board over 25 years of experience in general management, including business and transaction experience obtained from leadership roles in the technology and asset management sectors, as well as over 16 years of service on the boards of directors of other public companies.

Paul F. Lipari	Biography

Mr. Lipari has been a member of the Board since April 2011. Mr. Lipari has been a Senior Managing Partner of Columbus Nova since 2006. Prior to joining Columbus Nova, Mr. Lipari was a partner and founder of Hudson Capital Advisors, LLC, a financial advisory boutique focused on debt and equity private placement, mergers and acquisitions, and sourcing principal opportunities. From 2001 to 2003, Mr. Lipari worked for Trimaran Capital Partners, where he primarily focused on media and telecommunications investments. From 1997 to 2001, Mr. Lipari worked as an Executive Director in the leveraged finance group for CIBC World Markets and worked on a variety of senior bank debt, high yield debt and private/public equity transactions. While in the leveraged finance group at CIBC, Mr. Lipari spent considerable time working on numerous financings for Global Crossing and was a member of the board of directors for Global Crossing prior to 2000. Before joining CIBC, Mr. Lipari worked at Salomon Brothers Inc., where he was an associate in their high yield group and an analyst in their merchant banking group. Mr. Lipari received a B.A. from Yale University and an M.B.A. from The Amos Tuck Business School at Dartmouth College.
Qualifications

Mr. Lipari brings to the Board extensive business experience obtained from advising and investing in many sectors, including, but not limited to, financial services, manufacturing, media and telecommunications, healthcares services, defense and energy.
Robert B. Machinist	Biography

Mr. Machinist has been a member of the Board since December 2004. He is currently Chairman of the Board of Advisors of MESA, a leading merchant bank specializing in media and entertainment industry transactions. Mr. Machinist also runs a private family investment company. In addition, he is a member of the boards of directors of United Pacific Industries, a publicly-listed Hong Kong company, and Maimonides Medical Center. He was the Chairman of Atrinsic, a publicly-listed interactive media company, through 2008. From 1998 to December 2001, Mr. Machinist was Managing Director and Head of Investment Banking for the Bank of New York and its Capital Markets division. From January 1986 to November 1998, he was President and one of the principal founders of Patricof & Co. Capital Corp. (and its successor companies), a multinational investment banking business, until its acquisition by the Bank of New York. Mr. Machinist received a B.A. from Vassar College.
Qualifications

Mr. Machinist brings to the Board extensive capital markets and investment banking expertise and financial skills obtained through leadership positions with investment and merchant banking firms and service on the board of directors of other public companies.

Tim R. Palmer	Biography

Mr. Palmer has been a member of the Board since April 2011. Mr. Palmer is a Managing Director and co-founder of Charlesbank. Prior to co-founding Charlesbank in 1998, Mr. Palmer was a managing director of Harvard Private Capital Group, which he joined in 1990. Previously, Mr. Palmer was with The Field Corporation, a private equity firm based in Chicago, where he was responsible for private investments in the media and communications industries. Prior to joining Field, he practiced law for several years with Sidley Austin LLP, Chicago, primarily in the areas of corporate finance and mergers and acquisitions. Mr. Palmer serves on the boards of several privately held Charlesbank portfolio companies. Mr. Palmer is currently a director of CIFC Parent Holdings. Mr. Palmer received a B.A. from Purdue University, a J.D. from the University of Virginia and an M.B.A. from the University of Chicago.
Qualifications

Mr. Palmer brings to the Board extensive business, legal and transaction experience obtained from his leadership role at Charlesbank, his active involvement with various Charlesbank portfolio companies, and his prior business and legal work.
Frank C. Puleo	Biography

Mr. Puleo has been a member of the Board since April 2011. Mr. Puleo has served as an independent director at Syncora Capital Assurance Corporation since October 2009. Mr. Puleo has been a director of Apollo Investment Corporation since February 2008, a director of SLM Corporation (Sally Mae) since May 2008, and a director of Capital Markets Engineering & Trading (CMET) Holdings, LLC since June 2007. Mr. Puleo is currently a director of CIFC Parent Holdings. Previously, he was a Partner at Milbank, Tweed, Hadley & McCloy LLP from 1978 to 2006. Mr. Puleo advised clients on structured finance transactions, bank, and bank holding company regulatory and securities law matters. He served as the Co-Chairman of Global Finance Group at Milbank, Tweed, Hadley & McCloy LLP from 1995 to 2006. Mr. Puleo was a member of the firm's executive committee for 12 years, ending in 2003. Mr. Puleo received a B.S.E. from Princeton University and a J.D. from the New York University School of Law.
Qualifications
Mr. Puleo brings to the Board extensive business experience obtained from leadership roles in the financial and legal sectors.

Jonathan W. Trutter	Biography

Mr. Trutter is our Vice Chairman and has been a member of the Board since November 2004. Mr. Trutter previously served as our Chief Executive Officer from December 2004 until April 2011 and the Chief Executive Officer and Chief Investment Officer of Deerfield Capital Management LLC, an indirect wholly-owned subsidiary of the Company ("DCM") and Co-Head of DCM's bank loan investment team. Mr. Trutter joined DCM in 2000. From 1989 to 2000, he was a Managing Director of Scudder Kemper Investments, an investment manager, where he directed the Bank Loan / Private Placement Department. Mr. Trutter received a B.A. from the University of Southern California and M.M from the J.L. Kellogg Graduate School of Management at Northwestern University. He is a Certified Public Accountant.
Qualifications
Over the last ten years Mr. Trutter has held leadership roles within the Company through which he has obtained a detailed knowledge and valuable perspective and insight into the business and strategy.

Board Composition and Criteria for Selection of Directors

        Pursuant to the Amended and Restated Stockholders Agreement by and among the Company, CIFC Parent Holdings and Bounty Investments, LLC ("Bounty") (the "Stockholders Agreement"), the Board will nominate, or cause to be nominated, and recommend for election, and CIFC Parent Holdings and Bounty will take all necessary action to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders for the election of directors, the following persons will be elected to the Board:

  •
  three directors designated by Bounty (Messrs. Epstein, Intrater and Lipari);

  •
  three directors designated by CIFC Parent Holdings (Messrs. Bartlett, Eisenson and Palmer);

  •
  the Company's then serving Chief Executive Officer (Mr. Gleysteen);

  •
  three individuals who qualify as independent directors pursuant to the the Stockholders Agreement and applicable NASDAQ Listing Rules recommended by the Nominating Committee (Messrs. Arnold, Machinist and Puleo); and

  •
  Jonathan W. Trutter, for so long as he remains an employee of the Company or any of its subsidiaries (provided that following the death, disability, retirement, resignation or other removal of Mr. Trutter from the Board (including in connection with the termination of his employment with the Company and its subsidiaries) an individual who qualifies as an independent director pursuant to applicable NASDAQ Listing Rules recommended by the Nominating Committee will fill such vacancy).

        With respect to the independent directors that the Nominating Committee may recommend, the Nominating Committee has not established specific minimum qualifications, or specific qualities or skills, for directors. The Nominating Committee typically recommends candidates based on its overall assessment of their skills and characteristics and the composition of our Board as a whole, including the nominee's independence under our categorical independence standards and director diversity, skills and experience in the context of our Board's needs. The Nominating Committee's process for identifying and evaluating director nominees is based on various factors, including recommendations from our directors and officers and participants in the industry in which we operate. The Nominating Committee considers, without limitation, a director nominee's independence, skills and other attributes, experience, perspective, background and diversity. In evaluating director nominees, the Nominating Committee defines "diversity" broadly and considers diversity with respect to viewpoints, background, experience, skill, education, national origin, gender, race, age, culture and current affiliations. In connection with the Merger, the Nominating Committee evaluated and recommended each of the independent directors based on the above criteria at the time of their initial nomination in February 2011. In connection with the Annual Meeting, the Nominating Committee nominated each independent director for election at the Annual Meeting based upon the evaluation of each director conducted in connection with the Merger.

Recommendation of Directors by Stockholders

        The charter of the Nominating Committee provides that such committee shall consider director nominations from our stockholders. The nominating stockholder must deliver the nomination to our Secretary at least 90 days and no more than 120 days before the first anniversary of the date of the preceding year's annual stockholders meeting, and the stockholder must provide a detailed statement of the nominee's qualifications and the nominee's written consent. If the date of the annual meeting is more than 30 days before or more than 70 days after the first anniversary of the preceding year's annual meeting, as is the case this year, then the nomination must be delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the later of (i) the 90th day prior to such annual meeting or (ii) if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. We first announced the date of the Annual Meeting on July 19, 2011; therefore, in order to be eligible to be considered for the Annual Meeting, nominations must have been delivered by July 29, 2011.

Independence of Directors; Controlled Company Exemption

        As required by the NASDAQ Listing Rules, the Board evaluates the independence of its members at least annually and at other appropriate times when a change in circumstances could potentially impact the independence or effectiveness of one of our directors. The Board has determined that Messrs. Arnold, Machinist and Puleo have no material relationships with us and are "independent" as that term is defined under the general independence standards of NASDAQ. The remaining members of the Board are not "independent" as that term is defined under the general independence standards of NASDAQ. As a result of the Merger, CIFC Parent Holdings and Bounty (the "Investors") have formed a "group" holding over 50% of the outstanding stock of the Company thereby allowing the Company to elect to become a "controlled company" as defined by Rule 5615(c) of the NASDAQ Listing Rules. As a result, the Company is exempt from substantially all corporate governance and independence requirements other than those related to the Audit Committee of the Board. Pursuant to the Stockholders Agreement, the Company must elect to be a "controlled company" for so long as the Investors hold over 50% of the outstanding stock of the Company and satisfy the "group" requirements. Each Investor will take all action necessary for the Company to be treated as a "controlled company" (other than not transferring shares) and make all necessary filings and disclosures associated with such status. As such, the Company is not required to have a majority of independent directors, and Messrs. Arnold, Puleo and Machinist are the Company's only independent directors.

Board's Role in Risk Oversight

        The Board is responsible for consideration and oversight of risks facing the Company, and is responsible for ensuring that material risks are identified and managed appropriately. As set forth in the Audit Committee charter, the Audit Committee is charged with the evaluation of risk assessment and the Company's risk management policies. In fulfilling this role, the Audit Committee receives reports directly from the Company's internal audit function. In addition, the Audit Committee reviews and approves the internal audit plan once a year and receives periodic reports from members of senior management and internal audit on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic risks.

        Our other Board committees also have responsibility for the oversight of risk management. For example, the Compensation Committee considers the risks associated with our compensation policies and practices. Further, the Nominating Committee oversees risks associated with our governance structure and processes and annually reviews our organizational documents and other policies. The committees primarily keep the Board informed of their risk oversight and related activities through reports of the committee chairmen to the full Board. The Board also considers specific risk topics in connection with strategic planning and other matters.

Corporate Governance

        The Company and its operating subsidiaries have adopted codes of ethics that apply to their officers, directors and employees. The Company's codes include a Code of Ethics, as defined in Item 406 of Regulation S-K that applies to its principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. All of the Company's corporate governance documents, including the Code of Ethics and committee charters are available free of charge on the Company's website at www.cifc.com and will be provided free of charge to any stockholder requesting copies by writing to: Attn: Investor Relations, CIFC Corp., 250 Park Avenue, 5th Floor, New York, New York 10177. Any waiver granted by the Company to its principal executive officer, principal financial officer, principal accounting officer or controller under the Code of Ethics, or certain amendments to the Code of Ethics or its other corporate governance documents that are required to be disclosed pursuant to the rules of the SEC or NASDAQ, will be disclosed on the Company's website at www.cifc.com under the section entitled "DFR Shareholders—Corporate Governance."

Other Board Information

Leadership Structure of the Board

        The Board has separated the roles of Chief Executive Officer and Chairman of the Board; however, the Board has not created the role of a lead independent director. We believe that separation of the roles of Chief Executive Officer and Chairman allows our Chief Executive Officer to focus on the direction of our business strategy, growth and development, while allowing our Chairman to lead the Board in its fundamental role of providing advice to, and oversight of, management. Michael R. Eisenson has served as the Chairman of the Board since April 2011. The Board believes Mr. Eisenson is best suited to serve as Chairman of the Board because of his extensive business, legal and transaction experience, knowledge of the Company and his public company directorship experience. Jonathan W. Trutter, the former Chief Executive Officer of the Company serves as Vice Chairman of the Board, a role that he has held since April 2011.

Board Meetings

        The Board and its committees meet throughout the year on a predetermined schedule, and also hold special meetings and act by written consent from time to time. The Board held 17 meetings

(including regularly scheduled and special meetings) during the fiscal year ended December 31, 2010. All directors attended at least 75% of the total number of board meetings and committee meetings on which they served in the fiscal year ended December 31, 2010.

        Although the Company does not maintain a formal policy regarding director and management attendance at stockholder meetings, we encourage our directors and key members of management to attend the Company's annual meetings. All of the directors who were directors at the time of the 2010 annual meeting on June 9, 2010 attended such meeting.

Meetings of Independent Directors

        The NASDAQ Listing Rules contemplate that the independent members of the Board will meet during the year in separate closed meetings referred to as "executive sessions" without any employee director or executive officer present. Executive sessions were held from time to time after regularly scheduled Board meetings during the fiscal year ended December 31, 2010.

Committees of the Board

        The Board has established three committees—the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee—to carry out certain responsibilities and to assist the Board in meeting its fiduciary obligations. The Audit Committee consists entirely of independent directors. The following table sets forth certain information for each current standing committee of the Board:

Committee Name	Committee Members	Committee Chair	Number of Meetings in 2010	Summary of Committee Functions (see committee charters for full descriptions)
Audit Committee(1)	Frederick Arnold(2) Robert B. Machinist(2) Frank C. Puleo(2)	Robert B. Machinist	6	Assists the Board in overseeing the Company's accounting and financial reporting processes, the integrity and audits of its consolidated financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of its accountants and the performance of those accountants and its internal auditors; reviews the Company's related party transactions; appoints the Company's independent accountants and reviews with the accountants the plans and results of the audit engagement; approves professional services provided by the accountants; determines the independence of the accountants; reviews the adequacy of its internal accounting controls; establishes procedures for the submission and treatment of concerns and complaints relating to accounting matters, internal controls and questionable accounting or auditing matters.
Compensation Committee(3)	Frederick Arnold Andrew Intrater Tim R. Palmer	Andrew Intrater	5
				Evaluates performance of and determines and approves compensation for CEO, executive officers, senior management and other employees; produces compensation committee report required by the SEC; makes recommendations to the Board regarding the Company's equity incentive plans and administers and approves grants under such plan; reviews director compensation and makes related recommendations to the Board.

Committee Name	Committee Members	Committee Chair	Number of Meetings in 2010	Summary of Committee Functions (see committee charters for full descriptions)
Nominating and Corporate Governance Committee(4)	Samuel P. Bartlett Jason Epstein Frank C. Puleo	Frank C. Puleo	4	Recommends to the Board qualified candidates for election as directors and recommends to the Board a slate of nominees for election as independent directors at the annual meeting of stockholders; submits to the Board selection criteria for director nominees; advises the Board on matters involving general operation of the Board and the Company's corporate governance; annually recommends to the Board nominees for each Board committee; facilitates the assessment of the Board's performance and of the individual directors and reports thereon to the Board.

(1)
Our former directors Stuart Oran, Richard Mandell and Daniel Schrupp served on the Audit Committee during fiscal 2010 and, as described above, voluntarily resigned from the Board and their positions on the committee in April 2011 in connection with the Merger. Current director Robert Machinist also served on the Audit Committee in fiscal 2010. Frederick Arnold and Frank C. Puleo were appointed to the Committee following the Merger.

(2)
The Board has determined that each of Frederick Arnold and Robert A. Machinist are financial experts as defined by the regulations of the SEC and that each member of the committee is financially literate.

(3)
Our former directors Robert Fischer, Stuart Oran and Daniel Schrupp served on the Compensation Committee during fiscal 2010 and, as described above, voluntarily resigned from the Board and their positions on the committee in April 2011 in connection with the Merger. Current director Robert Machinist also served on the Compensation Committee in fiscal 2010. Frederick Arnold, Andrew Intrater and Tim R. Palmer were appointed to the Committee following the Merger.

(4)
Our former directors Robert Fischer, Richard Mandell and Daniel Schrupp served on the Nominating and Corporate Governance Committee during fiscal 2010 and, as described above, voluntarily resigned from the Board and their positions on the committee in April 2011 in connection with the Merger. Current director Robert Machinist also served on the Nominating and Corporate Governance Committee during fiscal 2010. Samuel P. Bartlett, Jason Epstein and Frank C. Puleo were appointed to the Committee following the Merger.

Communications to the Board

        Stockholders wishing to communicate with the Board should send any communication to: Secretary, CIFC Corp., 250 Park Avenue, 5th Floor, New York, New York 10177. Any such communication must state the number of shares beneficially owned by the stockholder making the communication. The Secretary will forward the communication to the full Board, to a committee of the Board or to any individual director or directors, as appropriate. If a communication is unduly hostile, threatening, illegal or similarly inappropriate, the Secretary is authorized to discard the communication or take appropriate legal action regarding the communication.

 Security Ownership of Certain Beneficial Owners, Directors and Management

Persons Who Beneficially Own More Than 5% of the Company's Voting Securities

        The following table shows, as of the record date, the persons that are known to the Company to be the beneficial owners of more than 5% of the Company's common stock, which is the only class of voting stock the Company has outstanding. Each share of the Company's common stock is entitled to one vote. As of July 28, 2011, there were 20,255,430 shares of common stock outstanding. The table is based on stockholder filings with the SEC under Section 13 of the Exchange Act.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
CIFC Parent Holdings LLC, Charlesbank CIFC Holdings, LLC, Charlesbank Equity Fund V, Limited Partnership, Charlesbank Equity Fund VI, Limited Partnership, CB Offshore Equity Fund VI, L.P., Charlesbank Coinvestment Partners, Limited Partnership, Charlesbank Equity Coinvestment Fund VI, Limited Partnership, Charlesbank Capital Partners, LLC, c/o Charlesbank Capital Partners, LLC, John Hancock Tower, 200 Clarendon Street, 54th Floor, Boston, Massachusetts 02116(1)	9,090,909	44.9%
DFR Holdings LLC, Bounty Investments LLC, Santa Maria Overseas Ltd., Mayflower Trust, and TZ Columbus Services Limited, c/o Renova U.S. Management LLC, 601 Lexington Avenue, 58th Floor, New York, New York 10022 (for DFR Holdings LLC and Bounty Investments LLC), 2nd Terrace West, Centreville, Nassau, Bahamas (for Santa Maria Oversees Ltd.), Morgan & Morgan Building, Pasea Estate, Road Town, Tortola, BVI (for Mayflower Trust and TZ Columbus Services Limited)(2)	4,545,455	22.4%

(1)
Based on a Schedule 13D filed on April 25, 2011 by CIFC Parent Holdings. Due to their relationship with CIFC Parent Holdings and with each other, each of Charlesbank CIFC Holdings, LLC, Charlesbank Equity Fund V, Limited Partnership, Charlesbank Equity Fund VI, Limited Partnership, CB Offshore Equity Fund VI, L.P., Charlesbank Coinvestment Partners, Limited Partnership, Charlesbank Equity Coinvestment Fund VI, Limited Partnership and Charlesbank Capital Partners, LLC may be deemed for the purposes of Rule 13d-3 promulgated under the Exchange Act to beneficially own 9,090,909 shares of common stock.

(2)
Based on a Schedule 13D/A filed on April 15, 2011 by DFR Holdings LLC ("DFR Holdings"). Does not include 4,132,231 shares of common stock currently issuable upon conversion of $25 million in aggregate principal amount of Senior Subordinated Convertible Notes due 2017 (the "Convertible Notes") based upon an initial conversion rate of 165.29 shares per $1,000 principal amount of such Convertible Notes that is subject to certain adjustments from time to time for specified events pursuant to the Convertible Notes Agreement, dated as of March 22, 2010, by and between the Company and Bounty.

Ownership of Common Stock By Directors and Executive Officers

        The following table shows, as of the record date, the beneficial ownership of the Company's Common stock by its directors, executive officers and all of its directors and executive officers as a group. None of the shares listed below has been pledged as security except as specifically described in the footnotes to this table and none of the directors or executive officers has the right to acquire beneficial ownership of any additional shares within 60 days after July 28, 2011. Unless indicated

otherwise in the footnotes, the address of each individual listed in the table is c/o CIFC Corp., 250 Park Avenue, 5th Floor, New York, New York 10177.

Name of Beneficial Owner	Amount and Nature of, Beneficial Ownership	Percent of Class(1)
Frederick Arnold	0	*
Samuel P. Bartlett(2)	0	*
Robert A. Contreras	3,609	*
Michael R. Eisenson(2)	0	*
Jason Epstein(3)	0	*
Peter Gleysteen(2)	0	*
Dan M. Hattori	0	*
Andrew Intrater(3)	0	*
Paul F. Lipari(3)	0	*
Robert B. Machinist	5,969	*
Tim R. Palmer(2)	0	*
Frank C. Puleo(2)	0	*
Jonathan W. Trutter	62,507	*
All directors and executive officers as a group (15 persons)	72,085	*

*
Less than 1%.

(1)
Based on 20,255,430 shares of common stock outstanding as of July 28, 2011. Does not include 321,292 shares of common stock available for future issuance under the Amended and Restated Stock Incentive Plan (the "Stock Incentive Plan"). As of July 28, 2011, 170,688 of those available shares are reserved for future issuance in connection with the Performance Shares in the form of restricted stock units granted to certain of the Company's non-employee directors on May 19, 2009, June 9, 2010 and May 12, 2011.

(2)
As of July 28, 2011, Messrs. Bartlett, Eisenson, Gleysteen, Palmer and Puleo do not beneficially own any of the Company's securities. Messrs. Bartlett, Eisenson, Gleysteen, Palmer and Puleo are directors of CIFC Parent Holdings. The beneficial ownership of CIFC Parent Holdings of the Company's securities is described under "—Persons Who Beneficially Own More Than 5% of the Company's Voting Securities."

(3)
As of July 28, 2011, Messrs. Epstein, Intrater and Lipari do not beneficially own any of the Company's securities. Pursuant to the Assignment and Contribution Agreement, dated April 13, 2011, Bounty Investments, LLC ("Bounty"), assigned and contributed its shares of common stock and the $25 million in aggregate principal amount of the Convertible Notes of the Company, and all rights and obligations thereto, to DFR Holdings. Bounty owns 99% of the equity interests of DFR Holdings. DFR Management Holdings, LLC ("DFR Management") has 1% of the percentage interest in DFR Holdings. Mr. Intrater is the manager of DFR Holdings and the managing member of DFR Management and owns 30% of the percentage interest in DFR Management. Messrs. Lipari and Epstein each individually owns 30% of the percentage interest in DFR Management. As of July 28, 2011, DFR Holdings was the direct beneficial owner of (i) 4,545,455 shares of the Company's common stock and (ii) $25 million in aggregate principal amount of the Convertible Notes, which are currently convertible by DFR Holdings into 4,132,231 shares of common stock subject to certain adjustments.

Section 16(a) Beneficial Ownership Reporting Compliance

        Based upon our review of reports filed with the SEC and written representations that no other reports were required, we believe that all of our directors and executive officers complied with the reporting requirements of Section 16(a) of the Exchange Act during 2010.

MANAGEMENT

Executive Officers

        The following table sets forth certain information concerning each of our executive officers:

Name	Age	Position
Peter Gleysteen	60	Chief Executive Officer
Carl A. Colletti	38	Chief Financial Officer
Robert A. Contreras	41	General Counsel and Secretary
Dan M. Hattori	47	Chief Operating Officer

Peter Gleysteen	Biography
Mr. Gleysteen's biography can be found above under "Director Biographical Information and Qualifications."
Carl A. Colletti	Biography

Mr. Colletti has held the position of Chief Financial Officer since July 2011. Mr. Colletti previously was employed by The Blackstone Group, an alternative asset management and financial advisory firm, as Senior Vice President, Finance—GSO Capital Partners, since 2010, and Senior Vice President—Financial Services Group from 2008 to 2010, where he was responsible for financial reporting, the preparation and analysis of financial statements and maintaining and monitoring internal controls. Prior to joining the Blackstone Group, Mr. Colletti served in other positions involving financial analysis and reporting, investment structuring and preparation of financial statements, including at Merrill Lynch Credit Corporation as Director and Chief Financial Officer from 2006 to 2008, Merrill Lynch & Co. as Vice President—Private Equity Finance & Acquisition Analysis & Integration Services from 2005 to 2006 and Vice President—Accounting Policy from 2003 to 2005 and at Neuberger Berman Inc. as Vice President & Controller of Financial Reporting from 1999 to 2003. Mr. Colletti also served as Manager—Assurance and Business Advisory Services at PricewaterhouseCoopers LLP from 1994 to 1999. Mr. Colletti received a B.B.A., cum laude, in accounting from Iona College.
Robert A. Contreras	Biography

Mr. Contreras has served as our General Counsel and Secretary since November 2008. Mr. Contreras has been employed by Deerfield Capital Management LLC ("DCM") since August 2000, in various legal positions including as Deputy General Counsel and Associate General Counsel. Mr. Contreras received a B.S. in finance from Indiana University and his J.D. from Loyola University of Chicago School of Law.
Dan M. Hattori	Biography

Mr. Hattori has served as our Chief Operating Officer since April 2011 and previously held the position of Chief Risk Officer of DCM from August 2010 to April 2011. Mr. Hattori is responsible for operations, risk management and systems and chairs DCM's Risk Management Committee. Mr. Hattori joined DCM in 2000 as a bank loan credit analyst. Mr. Hattori received his B.S. with a major in finance and an M.B.A. with emphasis in international marketing and finance from DePaul University.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The following Summary Compensation Table discloses the compensation information for the fiscal years 2010 and 2009 for our principal executive officer ("PEO") and the two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year. In accordance with SEC rules, 2009 compensation information is not presented for Mr. Hattori because he was not a named executive officer in that year. Certain updated 2011 compensation and other information is provided in the narrative sections following the Summary Compensation Table.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation(4) ($)	Total ($)
Jonathan W. Trutter(1)	2010	450,000	883,750	17,271	1,351,021
Former Chief Executive Officer	2009	450,000	2,783,750	14,310	3,248,060
Robert A. Contreras(2)	2010	271,154	425,000	4,365	700,519
General Counsel and Secretary	2009	210,417	187,500	4,365	402,282
Dan M. Hattori(3)	2010	375,000	333,000	4,365	712,365
Chief Operating Officer of DCM

(1)
Based on performance in 2010, the Compensation Committee awarded Mr. Trutter an annual bonus of $783,750. In addition, during 2010, Mr. Trutter received a discretionary bonus of $100,000 upon completion of the CNCIM Acquisition (as described in "Certain Relationships and Related Party Transactions"). Pursuant to the terms of his employment agreement, Mr. Trutter earned a retention bonus of $2,000,000 in 2009, as a result of remaining employed by DCM from 2004 through June 25, 2009. In addition, in accordance with his employment agreement, Mr. Trutter received a guaranteed bonus of $783,750 for 2009.

(2)
Based on performance in 2010, the Compensation Committee awarded Mr. Contreras an annual bonus of $325,000. In addition, during 2010, Mr. Contreras received a discretionary bonus of $100,000 upon completion of the CNCIM Acquisition.

(3)
Based on performance in 2010, the Compensation Committee awarded Mr. Hattori an annual bonus of $333,000.

(4)
Other compensation is comprised of 401(k) plan matching contributions, company paid life insurance premiums, and in the case of Mr. Trutter, dividends and interest associated with a restricted stock award.

General Compensation Information

        Base salaries in 2010 generally remained at their 2009 levels other than nominal increases to reflect adjustments within specific departments. The Compensation Committee, in its discretion, also considers the level of a named executive officer's base salary in determining the potential annual or retention bonus, such that the total cash compensation per year retains some level of parity from executive to executive for comparable positions and responsibilities. In conjunction with the CNCIM Acquisition, the Compensation Committee awarded a special bonus to certain directors and officers during 2010.

        On April 18, 2008, we granted performance shares in the form of restricted stock units ("Performance Shares") to certain of DCM's employees (including to certain of our named executive officers) in lieu of cash as partial payment of their fiscal year 2007 bonus. The Performance Shares represented the right to receive shares of our common stock on March 3, 2011, subject to forfeiture and acceleration upon specified events. In settlement of the Performance Share awards granted in 2008, we issued 163,709 shares of common stock on March 3, 2011, which amount was net of common stock withheld to satisfy tax withholding obligations, to certain current and past employees of DCM and certain current and past directors and officers of the Company. This included the issuance of 36,544 and 3,317 shares of common stock to Messrs. Trutter and Contreras, respectively. We did not make any equity grants to named executive officers in 2009 or 2010.

        From time to time we have entered into severance or change-in-control agreements with certain of our named executive officers or other employees in those cases where the Compensation Committee believes the benefits of such arrangements, including attracting or retaining key employees, outweigh the costs. In addition, the grant agreements with respect to the Performance Shares included provisions that either accelerated the distribution of the underlying common stock or required cash distributions in lieu of common stock upon the occurrence of certain changes-in-control.

        Our named executive officers participate in other employee benefit plans generally available to all employees on the same terms, such as medical, dental, life, disability insurance programs and a 401(k) plan. We do not provide our named executive officers with significant perquisites or similar personal benefits.

New Chief Executive Officer

        In connection with the Merger, on April 13, 2011, Mr. Gleysteen became our Chief Executive Officer. Mr. Trutter is currently our Vice Chairman of the Board. Mr. Gleysteen is party to a Non-Disclosure, Non-Competition, Non-Hiring, Non-Solicitation and Severance Agreement, as amended. This agreement provides that, upon his termination of employment due to death, disability or by the Company without cause, Mr. Gleysteen will be entitled to (i) 24 months of continued base salary payments, (ii) an amount equal to the average annual bonus paid to Mr. Gleysteen for the three year period preceding such termination, and (iii) compensation for all accrued but unpaid vacation, sick and personal days through the date of such termination. Such payments are further conditioned upon Mr. Gleysteen signing a release upon such termination of his employment and his continued compliance with the terms of the restrictive covenants contained in the agreement.

Mr. Trutter's Employment Agreement

        Pursuant to our 2004 employment agreement with Mr. Trutter, as amended, Mr. Trutter received a guaranteed bonus of $783,750 for services rendered during 2009 (an amount equal to his minimum guaranteed 2008 bonus) and was entitled to a guaranteed bonus of $391,875 for services rendered during 2010 (one-half of his minimum guaranteed 2008 bonus level). These amounts were determined in connection with the negotiation of the amendment of his employment agreement in 2009, pursuant to which he also committed to invest $500,000 in an investment fund to which we had committed to invest a certain minimum amount. In addition, Mr. Trutter's employment agreement provided for a retention bonus of $2,000,000 in 2009 if he remained employed by DCM and its affiliates through June 25, 2009.

        Pursuant to Mr. Trutter's employment agreement, which expired on December 31, 2010, in the event that he was terminated without "Cause" or resigned for "Good Reason," Mr. Trutter would be entitled to receive (i) any due but unpaid portion of his guaranteed bonus payments of $783,750 for fiscal year 2009 and $391,875 for fiscal year 2010 in accordance with our normal bonus payment practices and (ii) the base salary of $416,250 per year that he would have received through December 31, 2010 in accordance with our normal payroll practices. However, if such termination or resignation was in connection with a change of control, Mr. Trutter would have been entitled to receive a guaranteed bonus payment of $783,750 for fiscal year 2010.

        Mr. Trutter's employment agreement defined "Cause" as (i) his breach of any material provision thereof, (ii) his commission of a felony or violation of certain laws, (iii) his failure to substantially comply, in certain circumstances, with our written rules, regulations or policies, (iv) his failure to comply with our policies with respect to insider trading, (v) his material misrepresentation at any time to any member of the Board or any superior executive officer, (vi) his willful failure or refusal to comply with his material obligations thereunder or a reasonable and lawful instruction of the Board or (vii) his commission of certain acts of fraud or gross negligence or other actions that are detrimental to us. Mr. Trutter's employment agreement defined "Good Reason" as (i) a reduction in his base salary, (ii) any adverse change in his title or responsibilities, (iii) any requirement that he be based anywhere more than 50 miles outside of Chicago, Illinois or (iv) our failure to pay his base salary or guaranteed bonus when due.

        Mr. Trutter's employment agreement also provided for salary continuation payments through December 31, 2010 in accordance with our normal payroll payment practices. Mr. Trutter is prohibited from performing competing investment management services following termination of employment until the earlier of (i) six months following the last salary continuation payment and (ii) July 1, 2011. He is also subject to certain other non-competition and non-solicitation obligations until the earlier of (i) two years following a termination of employment and (ii) December 31, 2012.

        The employment agreement with Mr. Trutter provided for bonus continuation payments of $783,750 for 2009 and $391,875 for 2010 (or $783,750 for 2010 in the event of a change of control) payable no later than March 15, 2010 and 2011, respectively.

Mr. Trutter's Retention Agreement

        On April 13, 2011, DCM entered into a letter agreement (the "Trutter Retention Agreement") with Mr. Trutter, providing certain assurances with respect to Mr. Trutter's 2011 compensation for his continued service as an employee of DCM and serving as Vice Chairman of the Board. The Trutter Retention Agreement provides that Mr. Trutter's 2011 annual salary will be no less than $250,000. The Trutter Retention Agreement also provides that DCM will pay Mr. Trutter a guaranteed 2011 cash bonus of no less than $250,000 by December 31, 2011, provided that he remains employed by DCM on the date of such payment. In addition, on the closing date of the Merger, DCM paid Mr. Trutter a one-time retention bonus of $200,000 in cash. If his employment with DCM is terminated without "cause" prior to the payment of his guaranteed 2011 cash bonus, Mr. Trutter will receive such bonus and his base salary through December 31, 2011 under the Trutter Retention Agreement within ten days of his termination.

        The term of the Trutter Retention Agreement with respect to Mr. Trutter's annual salary and the $250,000 guaranteed annual cash bonus is automatically renewed for an additional twelve month term from December 31 of each year unless prior notice of non-renewal is given by either party.

        The Trutter Retention Agreement supersedes all previous employment agreements between Mr. Trutter and DCM and as of the effective date of the Trutter Retention Agreement, all such agreements were terminated, except for (i) certain confidentiality and non-compete and provisions of the employment agreement dated June 26, 2004 between DCM and Mr. Trutter and (ii) the terms of the amendment to Mr. Trutter's previous employment agreement dated May 11, 2009, between DCM and Mr. Trutter, which reaffirmed his obligations under the 2004 employment agreement and provided for a non-compete agreement by Mr. Trutter.

Mr. Contreras' Employment Agreement

        We entered into an employment agreement with Mr. Contreras effective as of June 30, 2010 which terminated as of April 13, 2011. The employment agreement provided that Mr. Contreras' base salary was set at no less than $300,000 per year. Mr. Contreras was eligible to participate in all bonus programs and is guaranteed to earn a bonus amount of at least $200,000 for each of 2010 and 2011. If Mr. Contreras earlier terminated his employment with us for "Good Reason" or was terminated by us without "Cause," he would have received his base salary through the end of the employment term and any guaranteed bonus amounts not theretofore paid. If Mr. Contreras' employment was terminated on account of death or disability, he would have received only his accrued but unpaid base salary and the pro rata portion of any guaranteed bonus amounts already earned. He was also subject to certain other non-competition and non-solicitation obligations until the earlier of (i) six months following a termination of employment and (ii) June 30, 2012.

        Mr. Contreras' employment agreement defined "Cause" as (i) his breach of any material provision thereof, (ii) his commission of a felony or violation of certain laws, (iii) his failure to substantially comply, in certain circumstances, with our written rules, regulations or policies, (iv) his failure to comply with our policies with respect to insider trading, (v) his willful material misrepresentation at any time to any member of the Board or any superior executive officer, (vi) his willful failure or refusal to comply with his material obligations thereunder or a reasonable and lawful instruction of the Board or (vii) his commission of certain acts of fraud or gross negligence or other actions that are detrimental to us. Mr. Contreras' employment agreement defined "Good Reason" as (i) a reduction in his base salary, (ii) a material adverse change in his title or responsibilities, (iii) any requirement that he be based anywhere more than 50 miles outside of Chicago, Illinois or (iv) our failure to pay his base salary or guaranteed bonus when due.

Mr. Contreras' Retention Agreement

        On April 14, 2011, DCM entered into a letter agreement with Mr. Contreras, providing certain assurances with respect to compensation for his continued service as an employee of DCM. Mr. Contreras' retention agreement provides that his 2011 annual salary will be no less than $300,000. The retention agreement also provides that DCM will pay Mr. Contreras guaranteed 2011 cash bonuses of no less than $216,000 and $109,000 (collectively, the "Contreras Bonus"), provided that he remains employed by DCM on August 31, 2011 and December 31, 2011, respectively, and subject to certain other conditions. If Mr. Contreras' employment with DCM is terminated without "cause" prior to the payment of the Contreras Bonus, Mr. Contreras will receive the Contreras Bonus (pursuant to the payment schedule described in the agreement) and his base salary through December 31, 2011 under the retention agreement within ten days of his termination. Mr. Contreras' retention agreement supersedes the previous employment agreement between Mr. Contreras and DCM dated June 30, 2010, and as of the effective date of the retention agreement, such employment agreement was terminated, except for certain confidentiality and non-compete provisions.

Mr. Hattori's Employment Agreement

        We entered into a letter agreement with Mr. Hattori dated March 25, 2009 to confirm the termination of his previous employment agreement dated June 1, 2006 and to confirm the terms of his employment with us effective as of March 1, 2009. Pursuant to his termination of the prior employment agreement, Mr. Hattori received a non-extension fee of $300,000 to be paid in installments, with the final $75,000 installment paid on March 15, 2010. The only surviving provision from Mr. Hattori's prior employment agreement is Mr. Hattori's right to receive tax equalization payments for so long as he is subject to taxation in the United Kingdom on amounts of compensation we paid to him. Mr. Hattori was also guaranteed a bonus of at least $180,000 for the 2010 calendar year, pro-rated for any earlier termination by us other than for "Cause" or by Mr. Hattori for "Good Reason" or upon his disability.

        Mr. Hattori's employment agreement defined "Cause" as (i) his breach of any material provision thereof, (ii) his commission of a felony or violation of certain laws, (iii) his failure to substantially comply, in certain circumstances, with our written rules, regulations or policies, (iv) his failure to comply with our policies with respect to insider trading, (v) his willful material misrepresentation at any time to any member of the Board or any superior executive officer, (vi) his willful failure or refusal to comply with his material obligations thereunder or a reasonable and lawful instruction of the Board or (vii) his commission of certain acts of fraud or gross negligence or other actions that are detrimental to us. Mr. Hattori's employment agreement defined "Good Reason" as (i) a reduction in his base salary, (ii) a material adverse change in his title or responsibilities, (iii) any requirement that he be based anywhere more than 50 miles outside of Chicago, Illinois or London, England, or (iv) our failure to pay his base salary or guaranteed bonus when due.

Mr. Hattori's Retention Agreement

        On April 14, 2011, DCM entered into a letter agreement with Mr. Hattori, providing certain assurances with respect to compensation for his continued service as an employee of DCM. Mr. Hattori's retention agreement provides that his 2011 annual salary will be no less than $375,000. The retention agreement also provides that DCM will pay Mr. Hattori guaranteed 2011 cash bonuses of no less than $166,500 and $166,500, provided that he remains employed by DCM on June 30, 2011 and December 31, 2011, respectively, and subject to certain other conditions. If Mr. Hattori's employment with DCM is terminated without "cause" prior to the payment of his guaranteed 2011 cash bonus, Mr. Hattori will receive such bonus and his base salary through December 31, 2011 under the retention agreement within ten days of his termination.

Performance Shares Agreement

        The Performance Shares granted to directors are subject to an accelerated settlement upon a change of control as defined in the agreement. The definition of a change of control for these purposes means (i) the ownership or acquisition by any person (other than a qualified affiliate) of more than fifty percent (50%) of our then outstanding voting securities, (ii) the merger or consolidation of the Company with or into any other person (other than a qualified affiliate), if, immediately following the merger or consolidation, persons who did not own outstanding voting securities immediately before the merger or consolidation directly or indirectly own more than fifty percent (50%) of the outstanding shares of voting stock of the surviving entity, (iii) any one or a series of related sales or conveyances to any person (other than any one or more qualified affiliates) of all or substantially all of the assets of the Company, (iv) the complete liquidation or dissolution of the Company, or (v) continuing directors cease to be a majority of the Board. The Merger did not result in a change of control under the terms of the Performance Shares awards.

2011 Option Grants to Certain Members of Senior Management

        Beginning in June 2011, the Company approved a grant of stock options to certain of our members of senior management under the 2011 Stock Plan, subject to stockholder approval of such plan. The plan and these awards are more fully described in Proposal No. 2.

 Outstanding Equity Awards at 2010 Fiscal Year-End

	Restricted Stock Units
Name	No. of shares or units of stock that have not vested (#)(1)	Market value of shares of units of stock that have not vested ($)(2)
Jonathan W. Trutter	56,790	369,135
Robert A. Contreras	5,086	33,059
Dan M. Hattori	—	—

(1)
Performance Shares in the form of restricted stock units were awarded to the named executive officers pursuant to our Stock Incentive Plan as partial payment of their respective bonuses for fiscal year 2007, which would otherwise have been payable in cash. Each Performance Share awarded represented the right to receive one share of our common stock on March 3, 2011, subject to forfeiture only in the case of termination for cause or acceleration upon specified conditions. The number of Performances Shares granted was subject to adjustment for dividends or other distributions paid between March 3, 2008 and March 3, 2011 and could also be adjusted, as determined by our Board, in connection with any stock dividends, stock splits, subdivisions or consolidations of shares (including reverse stock splits) or similar changes in our capitalization. The number of Performance Shares was adjusted to reflect the 1-for-10 reverse stock split that we effected after the close of business on October 16, 2008. The numbers of performance shares reported include 9,023 and 808 performance shares for Messrs. Trutter and Contreras, respectively, that were acquired in connection with the reinvestment of dividend equivalents when a dividend was paid to our common stockholders in October 2008. On March 3, 2011, we issued 36,544 and 3,317 shares of common stock to Messrs. Trutter and Contreras, respectively, to satisfy the Performance Share grants, which amounts were net of common stock withheld to satisfy tax withholding obligations.

(2)
The market value is as of December 31, 2010.

Director Compensation

        As described more fully below, the following table summarizes the annual compensation for our non-employee directors during 2010.

2010 DIRECTOR COMPENSATION

        Explanatory Note:    In connection with the Merger, Robert E. Fischer, Richard A. Mandell and Stuart I. Oran on February 10, 2011, Daniel K. Schrupp on February 11, 2011, and Peter H. Rothschild on February 15, 2011, each of whom was a director of the Company, tendered their resignations from the Board which resignations were effective upon the completion of the Merger on April 13, 2011. Also on April 13, 2011, the Board appointed the following new directors to the Board: Samuel P. Bartlett, Michael R. Eisenson and Tim R. Palmer, each a designee of CIFC Parent Holdings, Paul F. Lipari, a designee of DFR Holdings, Frederick Arnold and Frank C. Puleo, each an independent director designee of the Investors and confirmed by the special committee of the Board, and Peter Gleysteen, a management designee.

Summary of 2010 Director Compensation(1)

Name	Fees earned or paid in cash	Stock awards(11)	Total
Robert E. Fischer(2)	$303,500	$50,000	$353,500
Robert B. Machinist(3)	$262,500	$50,000	$312,500
Stuart I. Oran(4)	$295,907	$50,000	$345,907
Peter H. Rothschild(5)	$1,236,667	$50,000	$1,286,667
Directors serving less than the full fiscal year
Jason Epstein(6)	$110,929	$50,000	$160,929
Andrew Intrater(7)	$48,429	$50,000	$98,429
Richard A. Mandell(8)	$101,429	$50,000	$151,429
Daniel K. Schrupp(9)	$102,429	$50,000	$152,429
Peter W. May(10)	$46,665	$—	$46,665

(1)
No director compensation was earned by Mr. Trutter in 2010. Each director other than Messrs. Trutter and Rothschild earned a cash retainer of $65,000 (pro-rated for partial years).

(2)
Mr. Fischer, as the chairperson of the Nominating Committee, earned an additional cash retainer of $15,000, for a total 2010 cash retainer of $80,000. In addition, Mr. Fischer earned fees totaling $187,500 during 2010 for his services as a member of our CNCIM Acquisition Committee, our CIFC Merger Committee and our SEC Investigation Committee (each as defined below under "Special Committees of our Board of Directors"). Mr. Fischer also earned other meeting fees of $36,000 during 2010.

(3)
Mr. Machinist, as the chairperson of the Audit Committee, earned an additional cash retainer of $25,000, for a total 2010 cash retainer of $90,000. In addition, Mr. Machinist was the chairperson of our CNCIM Acquisition Committee and earned additional fees of $135,000 for his services during 2010. Mr. Machinist also earned other meeting fees of $37,500 during 2010.

(4)
Mr. Oran, as the chairperson of the Compensation Committee starting June 9, 2010, earned a pro-rated additional cash retainer of $8,407, for a total 2010 cash retainer of $73,407. In addition, Mr. Oran earned fees totaling $187,500 during 2010 for his services as a member of our CNCIM Acquisition Committee, our CIFC Merger Committee and our SEC Investigation Committee. Mr. Oran also earned other meeting fees of $35,000 during 2010.

(5)
Mr. Rothschild, as our Interim Chairman and pursuant to the 2010 Rothschild Compensation Agreement, earned a base fee of $500,000 and an additional expense reimbursement of $120,000. Mr. Rothschild was also the chairperson of our CIFC Merger Committee and earned fees of $66,667 for his services. In addition, during 2010, Mr. Rothschild received a discretionary bonus of $550,000 upon completion of the CNCIM Acquisition.

(6)
Mr. Epstein, a director from June 9, 2010 to fiscal year end earned a pro-rated cash retainer for 2010 equal to $36,429. In addition, Mr. Epstein earned fees of $62,500 for his services as a member of our SEC Investigation Committee. Mr. Epstein also earned other meeting fees of $12,000 during 2010. Mr. Epstein directs that fees related to his services as director be paid to Renova U.S. Management LLC and thus does not directly receive compensation for his services.

(7)
Mr. Intrater, a director from June 9, 2010 to fiscal year end earned a pro-rated cash retainer for 2010 equal to $36,429. Mr. Intrater also earned other meeting fees of $12,000 during 2010. Mr. Intrater directs that fees related to his services as director be paid to Renova U.S. Management LLC and thus does not directly receive compensation for his services.

(8)
Mr. Mandell, a director from June 9, 2010 to fiscal year end earned a pro-rated cash retainer for 2010 equal to $36,429. In addition, Mr. Mandell earned fees of $50,000 for his services as a member of our CIFC Merger Committee. Mr. Mandell also earned other meeting fees of $15,000 during 2010.

(9)
Mr. Schrupp, a director from June 9, 2010 to fiscal year end earned a pro-rated cash retainer for 2010 equal to $36,429. In addition, Mr. Schrupp earned fees of $50,000 for his services as a member of our CIFC Merger Committee. Mr. Schrupp also earned other meeting fees of $16,000 during 2010.

(10)
Mr. May resigned as a director on June 9, 2010 and received a pro-rated cash retainer of $35,165 for 2010, including a pro-rated retainer of $6,593 as chairperson of the Compensation Committee. Mr. May also earned other meeting fees of $11,500 during 2010.

(11)
In June 2010, we granted each director other than Mr. Trutter Performance Shares worth $50,000. The Performance Shares vested on the date of the grant. Each of the Performance Shares represents the right to receive one share of our common stock on June 16, 2013, subject to forfeiture and acceleration upon the occurrence of certain specified events. The closing price on NASDAQ of our common stock on the grant date was $4.50 per share, resulting in 11,111 Performance Shares issued per director. As of December 31, 2010, Mr. Epstein owned 11,111 Performance Shares, Mr. Fischer owned 28,299 Performance Shares, Mr. Intrater owned 11,111 Performance Shares, Mr. Machinist owned 28,299 Performance Shares, Mr. Mandell owned 11,111 Performance Shares, Mr. May owned 17,188 Performance Shares, Mr. Oran owned 23,130 Performance Shares, Mr. Rothschild owned 28,299 Performance Shares and Mr. Schrupp owned 11,111 Performance Shares. See "Performance Shares Agreement" above for more information regarding potential acceleration of settlement of the Performance Shares.

Narrative to Director's Compensation Table

        The table above describes the compensation earned by our directors in 2010. Our processes and procedures for considering and determining the amount of compensation we pay our non-employee directors consist of an annual review of director compensation by the Compensation Committee. Pursuant to its charter, the Compensation Committee recommends to the Board the compensation for the current year, and the Board makes a determination. The charter permits the Compensation Committee to delegate the consideration of director compensation to one or more subcommittees of the Compensation Committee, but to date, the Compensation Committee has not done so.

        In 2010, each director, other than Messrs. Trutter and Rothschild earned a cash retainer of $65,000 (pro-rated for partial years), a fee of $1,500 for each Board meeting attended (in person or by telephone) and a fee of $1,000 for each committee meeting attended (in person or by telephone) on a date that a Board meeting was not held. Under our policy, the $1,000 committee meeting fee is also earned on a date on which a Board meeting is held if the additional preparation time for the committee meeting is significant. We also reimburse our non-employee directors for their travel expenses related to attending Board and committee meetings. Each non-employee director's total 2010 compensation consisted of the committee fees and stock awards described herein and the cash retainers described in the table above. The table above includes fees earned in 2010 regardless of when those fees were actually paid.

Special Committees of our Board of Directors

        In December 2009, we established a special committee of our Board (the "CNCIM Acquisition Committee") and delegated authority to the committee to evaluate and respond to proposals, participate in negotiations and reject or make a recommendation to the full Board relating to the CNCIM Acquisition. Members of the CNCIM Acquisition Committee earned $285,000 in total compensation for their services on this special committee during 2010, comprised of a $45,000 monthly fee for the chairperson of the special committee, subject to an aggregate cap of $180,000, and a $15,000 monthly fee for the other members of the committee.

        In May 2010, we established a special committee of our Board (the "SEC Investigation Committee") and delegated authority to the committee to monitor and evaluation negotiations with the SEC relating to the SEC investigation settled in February 2011. Members of the SEC Investigation Committee earned $187,500 in total compensation for their services on this special committee during 2010, comprised of a $12,500 monthly fee for members of the committee.

        In September 2010, we established a special committee of our Board (the "CIFC Merger Committee") and delegated authority to the committee to represent our interests and those of our stockholders (other than Bounty) in connection with the Merger, lead and manage the negotiations of terms and conditions relating to the Merger, to determine whether the Merger was advisable and in the best interest of the Company and our stockholders (other than Bounty), and reject or make a recommendation to the full Board relating to the Merger. Members of the CIFC Merger Committee earned $266,667 in total compensation for their services on this special committee during 2010, comprised of a $20,000 monthly fee for the chairperson of the special committee and a $15,000 monthly fee for the other members of the committee.

2011 Director Compensation

        Effective April 13, 2011, the Company revised its compensation program for its non-employee directors. Non-employee directors were granted a restricted stock unit award with an initial value of $45,000 under the Company's First Amended and Restated Stock Incentive Plan, which award vests in equal annual installments over three years. In addition, non-employee directors will receive the following cash compensation: (i) $40,000 annual retainer fee, paid quarterly in arrears, (ii) $2,500 fee for each full Board meeting attended in person or by phone, (iii) $5,000 fee for service on one of the standing committees of the Board and (iv) $5,000 fee for the Audit Committee chairperson. Non-employee directors will also be entitled to receive annual equity compensation in the amount of $50,000 beginning in 2012.

AUDIT COMMITTEE REPORT

        The following Audit Committee report is submitted by the directors who served on the Audit Committee for the fiscal year ended December 31, 2010 and who reviewed and approved the audited financial statements that were included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 that was filed with the SEC on March 31, 2010. These directors voluntarily resigned from the Board and their positions on the Audit Committee in April 2011 in connection with the Merger.

        The Audit Committee assists the Board in monitoring the Company's financial reporting process. Management has primary responsibility for the financial statements and the reporting process, including the system of internal controls. Deloitte, the Company's independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the Company's financial statements with accounting principles generally accepted in the U.S.

        In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2010 with management.

  2.
  The Audit Committee has discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and the independent registered public accounting firm's independence from the Company and its management.

  3.
  The Audit Committee has reviewed written disclosures and the letter from the Company's independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

  4.
  Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC on March 31, 2011.

        The information contained in this Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C, other than as set forth in Item 407 of Regulation S-K, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information contained in this Report be treated as soliciting material, nor shall such information be incorporated by reference into any past or future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

Respectfully submitted,

Robert B. Machinist (Chairman)
Stuart Oran
Richard Mandell
Daniel Schrupp

 FEES OF INDEPENDENT ACCOUNTANTS

        For the fiscal years ended December 31, 2010 and 2009, all of the services performed by Deloitte were approved by the Audit Committee. The following table sets forth the services provided by, and aggregate fees paid to, Deloitte for each of the last two fiscal years:

Fee	Year	Amount	Description of Services
Audit Fees	2010	$1,100,000	Audit of our 2010 financial statements and internal controls over financial reporting and review of our financial statements in our Quarterly Reports on Form 10-Q, including an assessment of the effectiveness of our internal controls over financial reporting.
	2009	$790,470
			Audit of our 2009 financial statements and review of our financial statements in our Quarterly Reports on Form 10-Q, including an assessment of the effectiveness of our internal controls over financial reporting.
Audit-Related Fees	2010	$122,755	Services relating to certain agreed upon procedures, prospective consulting and consulting on potential strategic transactions.
	2009	$88,100	Services relating to certain agreed upon procedures, prospective consulting and consulting on potential strategic transactions.
Tax Fees	2010	$162,871	Preparation of our federal and state income tax returns, other compliance reporting and consultation and discussion on tax-related issues.
	2009	$153,748	Preparation of our federal and state income tax returns, other compliance reporting and consultation and discussion on tax-related issues.
All Other Fees	2010	$—	N/A
	2009	$—	N/A
Total Fees	2010	$1,385,626
	2009	$1,032,318

Pre-Approval of the Independent Registered Public Accounting Firm's Services

        The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent registered public accounting firm and its affiliates. These policies require the specific pre-approval of any such services that have not received the Audit Committee's general pre-approval or have exceeded the Audit Committee's pre-approved fee levels. These procedures include monitoring the independent registered public accounting firm's services to determine whether they comply with the pre-approval policies and the independent registered public accounting firm's submission of a statement to the Audit Committee that any services it performs that require separate pre-approval comply with the rules of the SEC on auditor independence.

        The Audit Committee pre-approved 100% of the audit-related, tax and other fees described in the table above for 2009 and 2010.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The Company's policies and procedures for the review, approval and ratification of the Company's transactions with related persons consist of various conflict of interest provisions in its Code of Ethics, including that its directors report to the Board any conflict of interest they may have with respect to any matter being considered by the Board and that the Company's related persons involved in the Company's portfolio management obtain the prior approval of DCM's Chief Compliance Officer for their personal purchases of securities in private offerings.

        Since January 1, 2009, the Company has entered into certain transactions, summarized below, that exceeded $120,000 in amount and in which the Company's related persons—in general, the Company's directors, executive officers and their immediate family members—had or would have a direct or indirect material interest.

  •
  In connection with the Merger, the Company, CIFC Parent Holdings and Bounty entered into the Stockholders Agreement. Pursuant to the Stockholders Agreement, each of CIFC and Bounty (the "Investors") have the right to nominate three directors. So long as any Investor owns at least 15% and 5% of the Company's outstanding common stock, such Investor will have the right to nominate two directors and one director, respectively. Samuel P. Bartlett, Michael R. Eisenson and Tim R. Palmer currently serve as CIFC Parent Holdings' designees to the Board. Jason Epstein, Andrew Intrater and Paul Lipari serve as Bounty's designees to the Board.

  •
  On September 30, 2010, DCM entered into an Asset Purchase Agreement related to, and consummated, the sale to Luke D. Knecht of the portfolio management product known as Return Profile Management ("RPM"). Under the terms of the agreement, Mr. Knecht acquired the right to use RPM and the related software to manage portfolios and all historical RPM supporting data, performance records and marketing materials. As consideration, Mr. Knecht paid DCM $150,000 in cash and agreed to make payments to DCM equal to (i) 20% of the gross revenues derived from existing RPM clients during each of the five twelve-month periods after September 30, 2010 and (ii) 10% of the gross revenues derived from new RPM clients during the fifth twelve-month period after September 30, 2010. The agreement contains customary representations, warranties and covenants and a non-compete provision.

  Mr. Knecht resigned from the position of Chief Operating Officer of DCM effective August 16, 2010 and was previously one of the Company's named executive officers. Mr. Knecht's employment with DCM terminated on September 30, 2010 in connection with the transaction described above.

  •
  The Series A Notes held by Wendy's/Arby's Group, Inc. of $48 million were discharged for an aggregate amount of approximately $31 million plus all unpaid and accrued interest in cash by the Company on June 9, 2010. Peter W. May, a former director of the Company, is also a director and the vice-chairman of the board of Wendy's/Arby's Group, Inc. Mr. May took no part in the consideration of the Series A Note discharge.

  •
  The Series A Notes held by Jonathan W. Trutter, the Chief Executive Officer and a member of the Board, of $637,000 were discharged for an aggregate amount of $408,000 plus unpaid and accrued interest in cash by the Company on June 9, 2010.

  •
  The acquisition of all of the outstanding equity interests of Columbus Nova Credit Investments Management, LLC ("CNCIM") from Bounty (the "CNCIM Acquisition") and issuance of 4,545,455 shares of common stock, as consideration therefor, to Bounty cause it to be considered a related party. In connection with the CNCIM Acquisition, Bounty purchased, for cash, $25.0 million in aggregate principal amount of the Company's newly-issued senior subordinated convertible notes (the "Convertible Notes"). As such, the issuance of the Convertible Notes, accrual and payment of interest on the Convertible Notes and on the deferred purchase obligations are considered related party transactions. In addition, affiliates of Bounty previously held investments in all four of the CNCIM collateralized loan obligations and as of December 31, 2010, held investments in two of the CNCIM CLOs.

  •
  During April 2009, Mr. Trutter committed to invest up to $500,000 in Deerfield Pegasus Loan Capital LP ("DPLC"), of which approximately $133,000 was called by DPLC. In connection with the DPLC Restructuring, DPLC made a distribution to Mr. Trutter equal to his entire capital account balance.

  •
  In connection with the Merger, the Company entered into a management agreement with Bounty to provide certain administrative and support services to Bounty. We have earned $23,900 in management fees through July 31, 2011 under this agreement.

  •
  In connection with the Merger, the Company entered into a management agreement with CIFC Parent Holdings to provide certain administrative and support services to CIFC Parent Holdings. We have earned $55,300 in management fees through July 31, 2011 under this agreement.

APPROVAL OF THE CIFC CORP. 2011 STOCK OPTION AND INCENTIVE PLAN

(PROPOSAL NO. 2)

        The Board believes that the continued growth and profitability of the Company depends, in part, on the ability of the Company to attract and retain highly qualified employees. In order to achieve this objective, the Board has determined that it is in the best interests of the Company and its stockholders to adopt the CIFC Corp. 2011 Stock Option and Incentive Plan (the "2011 Stock Plan"). The Board believes that the 2011 Stock Plan will encourage stock ownership among officers and certain management employees, which will provide an incentive for such employees to expand and improve the profits and prosperity of the Company. The Board also believes the 2011 Stock Plan will make service on the Board more attractive to present and prospective non-employee directors, as well as provide directors additional incentive to direct the Company effectively. Accordingly, on May 12, 2011, the Board adopted the 2011 Stock Plan, subject to stockholder approval. A copy of the 2011 Stock Plan is attached hereto as Appendix A. The following summary of the material features of the 2011 Stock Plan is qualified in its entirety by reference to the complete text of the 2011 Stock Plan.

        The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting will be required for the approval of the 2011 Stock Plan.

Summary of the CIFC Corp. 2011 Stock Option and Incentive Plan

        Purpose.    The purpose of the 2011 Stock Plan is to attract, retain and motivate the Company's employees, officers, directors and other key persons by providing them with either a proprietary interest in the Company's long-term success or compensation based on their performance.

        Plan Administration.    The 2011 Stock Plan is administered by the Board or a committee performing the functions of the Company's compensation committee and may consist of two or more "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and "non-employee directors" as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Administrator is empowered to select the individuals and entities that will receive grants of Awards (as defined below) and the terms of such Awards.

        Indemnification.    Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the 2011 Stock Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company's articles or bylaws or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

        Eligibility.    Full and part-time employees, officers, directors and other key persons and entities providing services to the Company and its subsidiaries are eligible to receive grants under the terms of the 2011 Stock Plan. As of July 1, 2011, there were approximately 70 full and part-time employees (including three officers) and nine non-employee directors eligible to participate in 2011 Stock Plan.

        Types of Awards.    The 2011 Stock Plan provides for grants of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted or Unrestricted Stock Awards, Restricted Stock Units, Cash-Based Awards, Performance Share Awards and Performance-Based Awards (collectively, the "Awards"). Awards will be evidenced by individual Award Certificates setting forth the terms and conditions of each Award, as determined by the Administrator and subject to the terms of the 2011 Stock Plan.

        Share and Award Limitations.    The maximum number of shares of the Company's common stock ("Stock") reserved and available for issuance under the 2011 Stock Plan shall be 2,531,929 shares of Stock, subject to adjustment as described below. In the event that any outstanding Award is forfeited, canceled, held back upon exercise or settlement to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of shares of Stock or otherwise terminated, the shares of Stock allocable to such Award, to the extent of such termination, will again be available for issuance. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 2,531,929 shares of Stock may be granted to any one individual participant during any one calendar year period and no more than 2,531,929 shares of Stock may be issued in the form of Incentive Stock Options. The maximum Performance-Based Award payable to any one participant under the 2011 Stock Plan during a single Performance Cycle is 843,976 shares of Stock (subject to adjustment as described below) or $5,000,000 in the case of a Performance-Based Award paid in cash.

        Share and Award Adjustments.    In the event of any corporate event or transaction involving the Company or a Subsidiary such as a merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, exchange of shares, spin-off, extraordinary cash dividend or other similar change in capital structure or similar corporate event or transaction, the Administrator shall, to prevent dilution or enlargement of participants' rights under the 2011 Stock Plan, in its sole discretion, make an appropriate or proportionate adjustment in (i) the maximum number and kind of shares or other securities reserved for issuance under the 2011 Stock Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual participant and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the 2011 Stock Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the 2011 Stock Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.

 Awards

        Stock Options.    Stock Options may be granted as either (i) Incentive Stock Options within the meaning of Code Section 422(b) or (ii) Nonqualified Stock Options, which do not qualify as Incentive Stock Options. The exercise price per share of Stock subject to a Stock Option shall be determined by the Administrator and may not be less than the Fair Market Value of the Stock at the time of grant. The exercise period of each Stock Option granted shall be specified in an Award Certificate and will be no greater than 10 years. Incentive Stock Options may be granted only to employees of the Company or its Subsidiaries, but may not be granted to a participant who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all outstanding Company Stock except under certain conditions.

        In no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation and re-grants or cancellation of Stock Options in exchange for cash, without stockholder approval. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to the 2011 Stock Plan's amendment provisions, in writing after the Award is issued, a participant's rights in any Stock Options that have not vested shall automatically terminate upon the participant's termination of employment (or other service relationship) with the Company and its Subsidiaries.

        Stock Appreciation Rights.    Stock Appreciation Rights provide a participant with the right to receive a payment in an amount equal to the excess of the (i) Fair Market Value, or other specified value, of a specified number of shares of Stock on the date the right is exercised, over (ii) the Fair Market Value of such shares of Stock on the date of grant, or other specified value that is at least equal to 100% of the Fair Market Value of the shares of Stock on the date of grant. Stock Appreciation Rights must expire no later than 10 years from the date of their grant or such shorter periods as may be specified in an Award Certificate.

        In no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Appreciation Rights in exchange for cash, without stockholder approval. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to the 2011 Stock Plan's amendment provisions, in writing after the Award is issued, a participant's rights in any Stock Appreciation Rights that have not vested shall automatically terminate upon the participant's termination of employment (or other service relationship) with the Company and its Subsidiaries.

        Stock Awards—Restricted or Unrestricted.    The Company may grant awards consisting of shares of Stock, which may or may not contain transferability restrictions and vesting restrictions relating to the participant's continued service with the Company and/or the achievement of pre-established performance goals. Such restrictions, if any, will be described in the Award Certificate.

        Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to the 2011 Stock Plan's amendment provisions, in writing after the Award is issued, if a participant's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically be forfeited and deemed to have been reacquired by the Company at its original purchase price (if any) from such participant or such participant's legal representative simultaneously with such termination of employment (or other service relationship).

        Restricted Stock Units.    The Company may grant Restricted Stock Unit awards, which consist of the right to receive cash, common stock or a combination thereof at a date on or after meeting the vesting restrictions, which may include the participant's continued service with the Company and/or the achievement of pre-established performance goals. Such restrictions will be described in the Award Certificate.

        Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to the 2011 Stock Plan's amendment provisions, in writing after the Award is issued, a participant's right in all Restricted Stock Units that have not vested shall automatically terminate upon the participant's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

        Cash-Based Awards.    The Administrator may grant Cash-Based Awards that conform to the terms of the 2011 Stock Plan, including, without limitation, annual incentive awards. Cash-Based Awards may contain vesting restrictions, which may include the participant's continued service with the Company and/or the achievement of pre-established performance goals. Such restrictions, if any, will be described in the Award Certificate.

        Performance Share Awards.    The Administrator may grant Performance Share Awards independently or in connection with other Awards. The Administrator will establish performance objectives in an Award Certificate or in a separate performance plan and the participant will receive a certain number of shares of Stock based on the attainment of the performance objectives at the end of the performance period.

        Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to the 2011 Stock Plan's amendment provisions, in writing after the Award is issued, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

        Performance-Based Awards.    Awards may be granted under the 2011 Stock Plan such that they qualify for the performance-based compensation exemption of Code Section 162(m). The granting, vesting or payment of such Performance-Based Awards will only be based on one or more of the following factors to be used by the Administrator for creating performance-based goals applicable to a given period (based upon Company-wide performance or the performance of a unit, division, group, or Subsidiary of the Company): (i) earnings before interest, taxes, depreciation and amortization, (ii) net income (loss) (either before or after interest, taxes, depreciation and/or amortization), (iii) changes in the market price of the Stock, (iv) economic value-added, (v) funds from operations or similar measure, (vi) sales or revenue, (vii) acquisitions or strategic transactions, (viii) operating income (loss), (ix) cash flow (including, but not limited to, operating cash flow and free cash flow), (x) return on capital, assets, equity, investment or assets under management, (xi) stockholder returns, (xii) return on sales, (xiii) gross or net profit levels, (xiv) productivity, (xv) expense, (xvi) margins, (xvii) operating efficiency, (xviii) customer satisfaction, (xix) working capital, (xx) earnings (loss) per share of Stock, (xxi) sales, (xxii) market share, (xxiii) number of customers, (xxiv) REIT taxable income, (xxv) cash dividends per share, (xxvi) book value, (xxvii) ratio of pre-tax net income to gross income, (xxviii) assets under investment management, (xxix) investment management fees, and (xxx) new originations of assets, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. Performance goals are selected by the Administrator in its discretion and must be established in writing no later than the earlier of (i) the 90th day in the Performance Cycle, or (ii) the expiration of 25% of the Performance Cycle.

        The Administrator must certify in writing that such performance goals are met before any Performance-Based Award amounts are distributed under the 2011 Stock Plan. The Administrator retains the discretion to revise any Performance-Based Awards earned by an individual downwards, without limitation. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to the 2011 Stock Plan's amendment provisions, in writing after the Award is issued, a participant's rights in all Performance-Based Awards shall automatically terminate upon the participant's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

        Deferrals.    The 2011 Stock Plan does not currently provide for the general deferral of all Awards payable under the 2011 Stock Plan. However, the Administrator may, in its sole discretion, permit a participant to elect to receive a portion of future cash compensation otherwise due to such participant in the form of Restricted Stock Units. Any such election must be made in writing and delivered to the Company no later than the date specified by the Administrator and in accordance with Code Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the participant elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the participant if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation will be fully vested, unless otherwise provided in the Award Certificate.

Change in Control

        Unless otherwise specified in an Award Certificate, the Administrator may determine that, upon the occurrence of a Sale Event of the Company, all or a portion of each outstanding Award shall become exercisable, payable in full, or terminate within a specified number of days after notice to the participant. The Administrator may also substitute Awards with substantially the same terms, cancel outstanding Awards for fair value or cancel the unvested portions of outstanding Awards for no consideration.

Amendment and Termination of the 2011 Stock Plan

        The Board may, at any time, amend or discontinue the 2011 Stock Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the participant's consent. Except as provided in Section 3(b), 3(c) or 16 of the 2011 Stock Plan, without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the 2011 Stock Plan are qualified under Code Section 422, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Code Section 162(m), 2011 Stock Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.

Certain Federal Income Tax Considerations

        The following is a general description of the United States federal income tax consequences to participants and the Company relating to Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, Cash-Based Awards and Performance Share Awards. The 2011 Stock Plan is not qualified under Code Section 401(a). This discussion only applies to U.S. citizens and/or residents and does not purport to cover all tax consequences relating to awards granted under the 2011 Stock Plan. This description is intended for use by our stockholders in determining how to vote at our Annual Meeting and not as tax advice to persons who receive Awards under the 2011 Stock Plan.

        Incentive Stock Options.    A participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of an Incentive Stock Option. If the option is exercised during employment, or within three months thereafter (or one year in the case of a permanently and totally disabled employee), the participant generally will not recognize any income and the Company will not be entitled to a deduction. However, the excess of the Fair Market Value of the Stock on the date of exercise over the option price generally is included in computing the participant's alternative minimum taxable income.

        Generally, if the participant disposes of the shares of Stock acquired by exercise of an Incentive Stock Option within either two years after the date of grant or one year after the date of exercise, the participant will recognize ordinary income, and the Company will be entitled to a deduction equal to the excess of the Fair Market Value of the Stock on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the participant. If the shares of Stock are disposed of after the two year and one year periods described above expire, the Company will not be entitled to any deduction, and the entire gain or loss for the participant will be treated as a long-term capital gain or loss.

        Nonqualified Stock Options.    A participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of a Nonqualified Stock Option. When the option is exercised, the participant will recognize ordinary income equal to the difference, if any, between the aggregate exercise prices paid and the Fair Market Value, as of the date the option is exercised, of the shares of Stock received. The participant's tax basis in the shares of Stock acquired upon exercise will equal the exercise price paid plus the amount recognized by the participant as ordinary income. The Company generally will be entitled to a federal income tax deduction in the tax year in which the option is exercised, equal to the ordinary income recognized by the participant as described above. If the participant holds the shares of Stock acquired through exercise of a Nonqualified Stock Option for more than one year after the exercise of the option, the gain or loss realized upon the sale of those shares generally will be a long-term capital gain or loss. The participant's holding period for shares of Stock acquired upon the exercise of an option will begin on the date of exercise.

        Stock Appreciation Rights.    A participant generally will not recognize income, and the Company will not be entitled to a deduction from income, at the time of grant of a Stock Appreciation Right. When the Stock Appreciation Right is exercised, the participant will recognize ordinary income equal to the difference between the aggregate grant price and the Fair Market Value, as of the date the Stock Appreciation Right is exercised, of the Stock. The participant's tax basis in the shares of Stock acquired upon exercise of a stock-settled Stock Appreciation Right will equal the amount recognized by the participant as ordinary income. The Company generally will be entitled to a federal income tax deduction in the year in which the Stock Appreciation Right is exercised, equal to the ordinary income recognized by the participant as described above. If the participant holds the shares of Stock acquired through exercise of a stock-settled Stock Appreciation Right for more than one year after the exercise of the Stock Appreciation Right, the gain or loss realized upon the sale of those shares will be a long-term capital gain or loss. The participant's holding period for the shares of Stock acquired upon the exercise of a stock-settled Stock Appreciation Right will begin on the date of exercise.

        Restricted Stock Awards.    Restricted Stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the Fair Market Value of the shares of Stock over the purchase price (if any) only at the time the restrictions lapse (unless the participant elects to accelerate recognition as of the date of grant through an election under Code Section 83(b)). The Company generally will have (at the time the participant recognizes income) a corresponding deduction.

        Unrestricted Stock Awards.    Unrestricted Stock Awards generally are subject to tax at the time of payment and the Company generally will have a corresponding deduction when the participant recognizes income.

        Restricted Stock Units.    Restricted Stock Units generally are subject to tax at the time of payment and the Company generally will have a corresponding deduction when the participant recognizes income.

        Cash-Based Awards.    Cash-Based Awards generally are subject to tax at the time of payment and the Company generally will have a corresponding deduction when the participant recognizes income.

        Performance Share Awards.    Performance Share Awards generally are subject to tax at the time of payment and the Company generally will have a corresponding deduction when the participant recognizes income.

        Compliance with Code Section 409A.    The American Jobs Creation Act of 2004, enacted on October 22, 2004, revised the federal income tax law applicable to certain types of awards that may be granted under the 2011 Stock Plan. To the extent applicable, it is intended that the 2011 Stock Plan and any grants made under the 2011 Stock Plan either be exempt from, or, in the alternative, comply with the provisions of Code Section 409A, including the exceptions for stock rights and short-term deferrals. The Company intends to administer the 2011 Stock Plan and any grants made thereunder in a manner consistent with the requirements of Code Section 409A.

        Notwithstanding the foregoing, in the event any Award is subject to such additional taxes, interest or penalties pursuant to Code Section 409A, the Administrator may, in its sole discretion and without a participant's prior consent, amend the 2011 Stock Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the 2011 Stock Plan and/or any Award from the application of Code Section 409A, (b) preserve the intended tax treatment of any such Award, or (c) comply with the requirements of Code Section 409A, including without limitation any such regulations, guidance, compliance programs, and other interpretative authority that may be issued after the date of the grant.

        Code Section 162(m).    Stockholder approval of the 2011 Stock Plan is sought so that the compensation payable under the 2011 Stock Plan that is intended to qualify as performance-based compensation under Code Section 162(m) will be treated as such. If the 2011 Stock Plan and the performance goals thereunder are approved by the stockholders and the 2011 Stock Plan is administered in accordance with the performance-based compensation exception under Code Section 162(m), payment of the full amounts calculated under the 2011 Stock Plan should be deductible by the Company for federal income tax purposes. Each provision of the 2011 Stock Plan and each Award Certificate relating to Performance-Based Awards shall be construed so that each such Award shall be "qualified performance-based compensation" within the meaning of Code Section 162(m) and related regulations, and any provisions that cannot be so construed as such shall be disregarded.

New Plan Benefits

        Awards under the 2011 Stock Plan will be made at the discretion of the Administrator. On June 15, 2011, the Administrator approved Nonqualified Stock Option awards under the 2011 Stock Plan for certain members of our senior management team, subject to the 2011 Stock Plan's approval by stockholders. Except as set forth in the table below, these awards have an exercise price of $7.25 per share, a term of ten years, and vest over four years, with 1/4 of the award vesting on the first anniversary of the grant date and 1/16 vesting quarterly thereafter. Other than these Nonqualified Stock Option awards, no decisions have been made regarding the amount and type of equity or long-term awards that are to be made under the 2011 Stock Plan to participants in the future. The following table sets forth certain information relating to the grant of Nonqualified Stock Option awards to certain members of our senior management team, which are subject to the 2011 Stock Plan's approval by stockholders.

No amounts have been included relating to other equity awards as the amounts of any such awards are not determinable at this time.

NEW PLAN BENEFITS TABLE

Name and Position	Number of shares subject to Option Awards
Jonathan W. Trutter(1) Former Chief Executive Officer	0
Robert A. Contreras General Counsel and Secretary	60,000
Dan M. Hattori Chief Operating Officer of DCM	100,000
Executive Officers as a Group(2)	1,040,000
Non-Employee Directors as a Group	0
Non-Executive Officer Employees as a Group	570,000

(1)
Mr. Trutter received no option award.

(2)
Includes awards to Messrs. Contreras, Hattori, Gleysteen and Colletti. Mr. Colletti's award was granted on July 11, 2011 with an exercise price of $6.96 per share and vests over four years.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE CIFC CORP.
2011 STOCK OPTION AND INCENTIVE PLAN.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE PROPOSAL UNLESS
STOCKHOLDERS SPECIFY A CONTRARY VOTE.

Equity Compensation Plan Information

        The following table sets forth certain information, as of December 31, 2010, regarding our equity compensation plans:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (exluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	—	172,309	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	—	—	172,309

(1)
Includes restricted stock units ("Performance Shares") that settle in shares of common stock at a future date.

 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

(PROPOSAL NO. 3)

        Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2011. A proposal will be presented at the meeting to ratify this appointment. Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote. If the stockholders fail to ratify such selection, another independent registered public accounting firm will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage Deloitte & Touche LLP. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of CIFC and its stockholders. We have been advised that a representative of Deloitte & Touche LLP will be present at the meeting and will be available to respond to appropriate questions and, if such person chooses to do so, make a statement.

THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF
THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2011.

PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE PROPOSAL UNLESS
STOCKHOLDERS SPECIFY A CONTRARY VOTE.

 STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

        Stockholders who intend to present proposals at the Company's annual meeting of stockholders in 2012 pursuant to Rule 14a-8 under the Exchange Act must send notice of their proposal to us so that we receive it no later than April 6, 2012. Stockholders who intend to present proposals at the annual meeting of stockholders in 2012 other than pursuant to Rule 14a-8 must comply with the notice provisions in our Bylaws. The notice provisions in our Bylaws require that, for a proposal to be properly brought before the annual meeting of stockholders in 2012, proper notice of the proposal be received by us not less than 90 days or more than 120 days prior to the first anniversary of the date of the Annual Meeting. Stockholder proposals should be addressed to CIFC Corp., 250 Park Avenue, 5th Floor, New York, New York 10177, Attention: Secretary.

OTHER MATTERS

        We know of no other matters to be submitted to the stockholders at the 2011 Annual Meeting. If any other matters properly come before the meeting, persons named in the proxy intend to vote the shares they represent in accordance with their own judgments.

        Upon written request by any stockholder entitled to vote at the 2011 Annual Meeting, we will promptly furnish, without charge, a copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2010 which we filed with the SEC, including financial statements and schedules. If the person requesting the report was not a stockholder of record on July 28, 2011, the request must contain a good faith representation that he or she was a beneficial owner of our common stock at the close of business on that date. Requests should be addressed to CIFC Corp., 250 Park Avenue, 5th Floor, New York, New York 10177, Attention: Secretary.

By Order of the Board of Directors,

Robert A. Contreras
 General Counsel and Secretary

Appendix A

CIFC CORP.

 2011 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

        The name of the plan is the CIFC Corp. 2011 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons and entities (including Consultants and prospective employees) providing services to CIFC Corp. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons and entities with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

        The following terms shall be defined as set forth below:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        "Administrator" means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors. To the extent that an Award is intended to constitute "qualified performance-based compensation" within the meaning of the regulations promulgated under Section 162(m) of the Code, the Administrator shall consist of two or more members, each of whom is an Outside Director.

        "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

        "Award Certificate" means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

        "Board" means the Board of Directors of the Company.

        "Cash-Based Award" means an Award entitling the recipient to receive a cash-denominated payment.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

        "Consultant" means any natural person or entity that provides bona fide services to the Company or any Subsidiary as a consultant or advisor.

        "Covered Employee" means an employee designated by the Company as a potential "Covered Employee" within the meaning of Section 162(m) of the Code.

        "Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Dividend Equivalent Right" means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

        "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 22.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator and in accordance with Section 409A; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ Capital Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

        "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

        "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

        "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

        "Outside Director" means a member of the Board who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

        "Performance-Based Award" means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.

        "Performance Criteria" means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: (i) earnings before interest, taxes, depreciation and amortization, (ii) net income (loss) (either before or after interest, taxes, depreciation and/or amortization), (iii) changes in the market price of the Stock, (iv) economic value-added, (v) funds from operations or similar measure, (vi) sales or revenue, (vii) acquisitions or strategic transactions, (viii) operating income (loss), (ix) cash flow (including, but not limited to, operating cash flow and free cash flow), (x) return on capital, assets, equity, investment or assets under management, (xi) stockholder returns, (xii) return on sales, (xiii) gross or net profit levels, (xiv) productivity, (xv) expense, (xvi) margins, (xvii) operating efficiency, (xviii) customer satisfaction, (xix) working capital, (xx) earnings (loss) per share of Stock, (xxi) sales, (xxii) market share, (xxiii) number of customers, (xxiv) REIT taxable income, (xxv) cash dividends per share, (xxvi) book value, (xxvii) ratio of pre-tax net income to gross income, (xxviii) assets under investment management, (xxix) investment management fees, and (xxx) new originations of assets, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

        "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee's right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award. Each such period shall not be less than either (i) twelve (12) months or (ii) nine (9) months within the 2011 calendar year.

        "Performance Goals" means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

        "Performance Share Award" means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

        "Restricted Stock Award" means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

        "Restricted Stock Units" means an Award of phantom stock units to a grantee.

        "Sale Event" shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person or entity, or (iv) any other transaction in which the owners of the Company's outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

        "Sale Price" means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

        "Section 409A" means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

        "Stock" means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

        "Stock Appreciation Right" means an Award entitling the recipient to receive shares of Stock or cash, as determined by the Administrator, having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

        "Subsidiary" means any corporation or other entity (other than the Company) in which the Company has at least a fifty percent (50%) interest, either directly or indirectly.

        "Ten Percent Owner" means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

        "Unrestricted Stock Award" means an Award of shares of Stock free of any restrictions.

SECTION 2.    ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

         (a)  Administration of Plan. The Plan shall be administered by the Administrator; provided that the amount, timing and terms of the grants of Awards to persons who are subject to the reporting and other provisions of Section 16 of the Exchange Act shall be determined by (i) the Board or (ii) a committee of the Board of not less than two (2) members that is comprised solely of Non-Employee Directors who meet the conditions set forth in Rule 16b-3(b)(3) promulgated under the Exchange Act (and for such purposes, the Board or such committee shall be deemed the "Administrator" hereunder).

         (b)  Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

            (i)  to select the individuals to whom Awards may from time to time be granted;

           (ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

          (iii)  to determine the number of shares of Stock to be covered by any Award;

          (iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

           (v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award;

          (vi)  subject to the provisions of Section 5(b) and Section 409A, to extend at any time the period in which Stock Options may be exercised; and

         (vii)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

        All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

         (c)  Delegation of Authority to Grant Options. Subject to applicable law, the Administrator, in its discretion, may delegate to any one or more executive officers of the Company, as a single member committee, all or part of the Administrator's authority and duties with respect to the granting of Options to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan. Any delegation pursuant to this Section 2(c) shall automatically terminate, without any additional action by the Administrator, at such time as the executive officers of the Company cease to serve as executive officers.

         (d)  Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

         (e)  Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company's articles or bylaws or any directors' and officers' liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

          (f)  Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

         (a)  Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,531,929 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 2,531,929 shares of Stock may be granted to any one individual grantee during any one calendar year period and no more than 2,531,929 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

         (b)  Changes in Stock. Subject to Section 3(c) hereof, in the event of any corporate event or transaction involving the Company or a Subsidiary such as a merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, exchange of shares, spin-off, extraordinary cash dividend or other similar change in capital structure or similar corporate event or transaction, the Administrator shall, to prevent dilution or enlargement of participant's rights under the Plan, in its sole discretion, make an appropriate or proportionate adjustment in (i) the maximum number and kind of shares or other securities reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

         (c)  Sale Event. Upon the occurrence of a Sale Event after the Effective Date, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Administrator shall determine otherwise in the Award Certificate, the Administrator is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (a) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding Awards (excluding the consideration payable upon settlement of the Awards); (c) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (d) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Administrator (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; (e) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, shares, other property or any combination thereof) as determined in the sole discretion of the Administrator and which value may be zero, provided, that, in the case of Stock Options and Stock Appreciation Rights or similar Awards, the fair value may equal the excess, if any, of the value of the consideration to be paid in the Sale Event transaction to holders of the same number of shares subject to such Awards (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate exercise price, with respect to such Awards or portion thereof being canceled, or if no such excess, zero; and (f) cancellation of all or any portion of outstanding unvested and/or unexercisable Awards for no consideration.

         (d)  Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.    ELIGIBILITY

        Grantees under the Plan will be such full or part-time officers and other employees, Directors and key persons and entities (including Consultants and prospective employees) providing services to the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.    STOCK OPTIONS

        Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

        Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

         (a)  Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the grant date.

         (b)  Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five (5) years from the date of grant.

         (c)  Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

         (d)  Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise, in accordance with procedures set forth by the Administrator, to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

            (i)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

           (ii)  Through the delivery (or attestation to the ownership) of shares of Stock that are owned by the optionee and that are not then subject to restrictions under any Company plan, which surrendered shares shall be valued at Fair Market Value on the exercise date;

          (iii)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

          (iv)  With respect to Stock Options that are not Incentive Stock Options, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in any Stock Options that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries.

         (e)  Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. Each provision of the Plan and each Award Certificate relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Certificate thereof that cannot be so construed shall be disregarded. To the extent that any Incentive Stock Option fails to qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

SECTION 6.    STOCK APPRECIATION RIGHTS

         (a)  Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant.

         (b)  Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

         (c)  Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten (10) years. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in any Stock Appreciation Rights that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries.

SECTION 7.    RESTRICTED STOCK AWARDS

         (a)  Nature of Restricted Stock Awards. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

         (b)  Rights as a Stockholder. Unless the Administrator shall otherwise determine, upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to dividends and the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

         (c)  Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee's legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

         (d)  Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.    RESTRICTED STOCK UNITS

         (a)  Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock or cash, as determined by the Administrator. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

         (b)  Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

         (c)  Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his or her Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

         (d)  Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.    UNRESTRICTED STOCK AWARDS

        Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.    CASH-BASED AWARDS

        Grant of Cash-Based Awards. The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.    PERFORMANCE SHARE AWARDS

         (a)  Nature of Performance Share Awards. The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, and such other limitations and conditions as the Administrator shall determine.

         (b)  Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

         (c)  Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in all Performance Share Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.    PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

         (a)  Performance-Based Awards. Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below. Each provision of the Plan and each Award Certificate relating to Performance-Based Awards shall be construed so that each such Award shall be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and related regulations, and any provisions that cannot be so construed shall be disregarded.

         (b)  Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first ninety (90) days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

         (c)  Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance

Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee's Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

         (d)  Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 843,976 shares of Stock (subject to adjustment as provided in Section 3(b) hereof) or $5,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

         (e)  Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in all Performance-Based Awards shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 13.    DIVIDEND EQUIVALENT RIGHTS

         (a)  Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or on a deferred basis. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of a Restricted Stock Units, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

         (b)  Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.    TRANSFERABILITY OF AWARDS

         (a)  Transferability. Except as provided in Section 14(b) below, during a grantee's lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee's legal representative or guardian in the event of the grantee's incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

         (b)  Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or Director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

         (c)  Family Member. For purposes of Section 14(b), "family member" shall mean a grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee's household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than fifty percent (50%) of the voting interests.

         (d)  Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 15.    TAX WITHHOLDING

         (a)  Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

         (b)  Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company's minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 16.    SECTION 409A AWARDS

         (a)  General. The Company intends that the Plan and all Awards be construed to avoid the imposition of additional taxes, interest, and penalties pursuant to Section 409A. Notwithstanding the Company's intention, in the event any Award is subject to such additional taxes, interest or penalties pursuant to Section 409A, the Administrator may, in its sole discretion and without a grantee's prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any Award from the application of Section 409A, (b) preserve the intended tax treatment of any such Award, or (c) comply with the requirements of Section 409A, including without limitation any such regulations, guidance, compliance programs, and other interpretative authority that may be issued after the date of the grant.

         (b)  Specified Employees. To the extent that any Award is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A (a "409A Award"), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a "separation from service" (within the meaning of Section 409A) to a grantee who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six (6) months and one (1) day after the grantee's separation from service, or (ii) the grantee's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

         (c)  Separation from Service. A termination of service shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Certificate providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of service, unless such termination is also a "separation from service" within the meaning of Section 409A and the payment thereof prior to a "separation from service" would violate Section 409A. For purposes of any such provision of the Plan or any Award Certificate relating to any such payments or benefits, references to a "termination," "termination of employment," "termination of service," or like terms shall mean "separation from service."

SECTION 17.    TRANSFER, LEAVE OF ABSENCE, ETC.

        For purposes of the Plan, the following events shall not be deemed a termination of employment:

        (a)   a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

        (b)   an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.    AMENDMENTS AND TERMINATION

        The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. Except as provided in Section 3(b), 3(c) or 16, without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(b), 3(c) or 16.

SECTION 19.    STATUS OF PLAN

        With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.    GENERAL PROVISIONS

         (a)  No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

         (b)  Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee's last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic "book entry" records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

         (c)  Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

         (d)  Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

         (e)  Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company's insider trading policies and procedures, as in effect from time to time.

          (f)  Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the twelve (12)-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

         (g)  Erroneously Awarded Compensation. All Awards, if and to the extent subject to the Dodd-Frank Wall Street Reform and Consumer Protection Act, shall be subject to any incentive compensation policy established from time to time by the Company to comply with such Act.

         (h)  Unfunded Plan. Grantees shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any grantee, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

          (i)  No Guarantees Regarding Tax Treatment. Grantees (or their beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. The Administrator and the Company make no guarantees to any person regarding the tax treatment of Awards or payments made under the Plan. Neither the Administrator nor the Company has any obligation to take any action to prevent the assessment of any tax on any person with respect to any Award under Section 409A or Section 457A of the Code or otherwise and none of the Company, any of its Subsidiaries, or any of their employees or representatives shall have any liability with respect thereto.

SECTION 21.    LIMITATION ON BENEFITS

        The benefits that a participant may be entitled to receive under this Plan and other benefits that a participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as "Payments"), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 21, the Parachute Payments will be reduced if, and only to the extent that, a reduction will allow a participant to receive a greater Net After Tax Amount than a participant would receive absent a reduction.

        The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the participant's total Parachute Payments.

        The Accounting Firm will next determine the largest amount of Payments that may be made to the participant without subjecting the participant to tax under Code Section 4999 (the "Capped Payments"). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

        The participant will receive the total Parachute Payments or the Capped Payments, whichever provides the participant with the higher Net After Tax Amount. If the participant will receive the Capped Payments, the total Parachute Payments will be adjusted in the following order:

  •
  first, if the Parachute Payments include the value of acceleration in the time at which any Payment, not subject to Section 409A, is paid, a delay in the time of payment (but not a delay of vesting) of such Payment, provided that such delay shall apply to the aggregate amount of such

    Payments (and not on a Payment-by-Payment basis) and such aggregate amount shall be delayed only to the extent necessary to satisfy Section 21 hereof;

  •
  second, to the extent further reduction is required by Section 21 hereof, a reduction in the amount of Payments not subject to Section 409A required to be paid or delivered, provided that the applicable Participant shall be entitled to select among the forms of Payment (not subject to Section 409A) that shall be reduced; and

  •
  third, to the extent further reduction is required by Section 21 hereof, if the Parachute Payments include the value of acceleration in the time at which any Payment vests, a cutback in the extent of such accelerated vesting; provided however that such cutback does not result in a violation of Section 409A or make the Payment subject to Section 409A, in which case the Payment shall be forfeited or another Payment must be reduced. The cutback shall apply to the aggregate amount of such Payments (and not on a Payment-by-Payment basis) and accelerated vesting of such aggregate amount shall be cut back only to the extent necessary to satisfy Section 21 hereof.

        The Accounting Firm will notify the participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the participant and the Company a copy of its detailed calculations supporting that determination.

        As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article 21, it is possible that amounts will have been paid or distributed to the participant that should not have been paid or distributed under this Article 21 ("Overpayments"), or that additional amounts should be paid or distributed to the participant under this Article 21 ("Underpayments"). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the participant must repay to the Company, without interest; provided, however, that no loan will be deemed to have been made and no amount will be payable by the participant to the Company unless, and then only to the extent that, the deemed loan and payment would either reduce the amount on which the participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the participant and the Company of that determination and the amount of that Underpayment will be paid to the participant promptly by the Company.

        For purposes of this Article 21, the term "Accounting Firm" means the independent accounting firm engaged by the Company immediately before the date of the Sale Event. For purposes of this Article 21, the term "Net After Tax Amount" means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Article 21, the term "Parachute Payment" means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

        Notwithstanding any other provision of this Article 21, the limitations and provisions of this Article 21 shall not apply to any participant who, pursuant to an agreement with the Company or the terms of another plan maintained by the Company, is entitled to indemnification for any liability that the participant may incur under Code Section 4999.

SECTION 22.    EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company's bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth (10th) anniversary of the date the Plan is approved by the Board.

        Upon the Effective Date of the Plan, no further grants will be made under the Deerfield Capital Corp. First Amended and Restated Stock Incentive Plan (the "Prior Plan"). Upon the Effective Date of the Plan, all authorized but unissued shares of Stock under the Prior Plan that are not subject to outstanding awards under the Prior Plan, as well as any shares of Stock that would otherwise become available for future awards under the Prior Plan due to forfeiture or similar events, will not be available for further Awards under the Prior Plan or the Plan.

SECTION 23.    GOVERNING LAW

        This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of New York, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: May 12, 2011

DATE APPROVED BY STOCKHOLDERS: [September 15], 2011

ANNUAL MEETING OF STOCKHOLDERS OF CIFC CORP. To be held on September 15, 2011 at 10:00 a.m. EDT at the offices of Winston & Strawn LLP 200 Park Avenue, New York, New York 10166 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16009 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect eleven directors to serve on the board of directors of CIFC Corp. until the next annual meeting of stockholders and until their successors have been duly elected or appointed and qualified. O Frederick Arnold O Samuel P. Bartlett O Michael R. Eisenson O Jason Epstein O Peter Gleysteen O Andrew Intrater O Paul F. Lipari O Robert B. Machinist O Tim R. Palmer O Frank C. Puleo O Jonathan W. Trutter 2. To approve the CIFC Corp. 2011 Stock Option and Incentive Plan. 3. To ratify the appointment of Deloitte & Touche LLP as CIFC Corp.'s independent registered public accounting firm for the fiscal year ending December 31, 2011. 4. To approve any adjournment or postponement of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal Nos. 1, 2 or 3. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is July 28, 2011. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS LISTED BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided.  21133030000000000000 3 091511 FOR AGAINST ABSTAIN

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect eleven directors to serve on the board of directors of CIFC Corp. until the next annual meeting of stockholders and until their successors have been duly elected or appointed and qualified. O Frederick Arnold O Samuel P. Bartlett O Michael R. Eisenson O Jason Epstein O Peter Gleysteen O Andrew Intrater O Paul F. Lipari O Robert B. Machinist O Tim R. Palmer O Frank C. Puleo O Jonathan W. Trutter 2. To approve the CIFC Corp. 2011 Stock Option and Incentive Plan. 3. To ratify the appointment of Deloitte & Touche LLP as CIFC Corp.'s independent registered public accounting firm for the fiscal year ending December 31, 2011. 4. To approve any adjournment or postponement of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve Proposal Nos. 1, 2 or 3. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is July 28, 2011. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF CIFC CORP. To be held on September 15, 2011 at 10:00 a.m. EDT at the offices of Winston & Strawn LLP 200 Park Avenue, New York, New York 10166 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EDT on September 14, 2011. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS LISTED BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 21133030000000000000 3 091511 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16009 FOR AGAINST ABSTAIN

14475 CIFC CORP. This Proxy is Solicited on Behalf of the Board of Directors The undersigned stockholder(s) of CIFC Corp., a Delaware corporation (the "Company"), hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on September 15, 2011 at 10 a.m. EDT (the "Meeting"). The undersigned stockholder(s) of the Company hereby appoint(s) Robert A. Contreras and Robert C. Milton III or either of them, proxies and attorneys-infact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Meeting to be held at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted "FOR" all director nominees and "FOR" Proposal Nos. 2, 3 and 4. (continued and to be signed on reverse side) Directions to the Company's Annual Meeting of Stockholders are posted on the "DFR Shareholders" section of the Company's internet web site, http://www.cifc.com, and may also be obtained by contacting the Company's Legal Department, in writing, at CIFC Corp., 250 Park Avenue, 5th Floor, New York, New York 10177, or by phone, at (212) 624-1200.